                     AMENDED AND RESTATED CUSTODY AGREEMENT

     AMENDED AND RESTATED CUSTODY  AGREEMENT,  dated as of June 19, 2001 between each  open-end  management  investment  company  listed on Schedule II hereto as amended  from time to time  (each such  investment  company,  a "Fund"),  each a business  trust  organized and existing  under the laws of the State of Delaware and  registered  with the U.S.  Securities  and  Exchange  Commission  under the

Investment  Company  Act of 1940,  as  amended  (the "1940  Act"),  on behalf of certain of their series  (each a "Series")  having  their  principal  office and place of business at c/o The Vanguard Group ("Vanguard"),  P.O. Box 2600, Valley

Forge,  Pennsylvania  19482  and The Bank of New  York,  a New York  corporation authorized to do a banking  business  having its  principal  office and place of business at One Wall Street, New York, New York 10286 ("Custodian").

                              W I T N E S S E T H:

that for and in consideration of the mutual promises  hereinafter set forth each

Fund and Custodian agree as follows:

     1. DEFINITIONS

     Whenever  used in this  Agreement,  the  following  words  shall  have  the meanings set forth below:

     1.1 "AUTHORIZED  PERSON" shall be any person,  whether or not an officer or employee of a Fund,  duly  authorized to execute any  Certificate or to give any

Oral  Instruction  with  respect  to one or more  Accounts,  such  persons to be designated in a Certificate as may be received by Custodian from time to time.

     2.  "AUTOFAX"  shall mean an unsigned  hard copy  facsimile  generated by a

Fund's computer system and transmitted to Custodian.

     3. "BNY AFFILIATE" shall mean any office,  branch or subsidiary of The Bank of New York Company, Inc.

     4. "BOOK-ENTRY SYSTEM" shall mean the Federal  Reserve/Treasury  book-entry system for receiving and delivering securities, its successors and nominees.

     5. "BUSINESS DAY" shall mean any day on which Custodian,  Book-Entry System and relevant Depositories are open for business.

     6. "CERTIFICATE" shall mean any notice, instruction, or other instrument in writing,  authorized  or required by this  Agreement  to be given to  Custodian,

which is actually received by Custodian by letter or facsimile  transmission and signed  on  behalf  of a Fund by an  Authorized  Person  of the Fund or a person reasonably believed by Custodian to be an Authorized Person.

     7.  "COMPOSITE  CURRENCY  UNIT" shall mean the Euro or any other  composite currency  unit  consisting  of the  aggregate of specified  amounts of specified currencies, as such unit may be constituted from time to time.

     8. "DEPOSITORY" shall include (a) the Book-Entry System, (b) the Depository

Trust Company, (c) any other clearing agency or securities depository registered with the  Securities and Exchange  Commission  identified to a Fund from time to time, and (d) the respective successors and nominees of the foregoing.

     9. "FOREIGN DEPOSITORY" shall mean (a) Euroclear,  (b) Clearstream Banking,

societe  anonyme,  (c) each  Eligible  Securities  Depository as defined in Rule

17f-7 under the 1940 Act, as  amended,  identified  to a Fund from time to time,

and (d) the respective successors and nominees of the foregoing.

     10.  "INSTRUCTIONS" shall mean communications  transmitted by electronic or telecommunications media, including S.W.I.F.T., computer-to- computer interface,

dedicated transmission lines, telex or Autofax.

     11.  "ORAL  INSTRUCTIONS"  shall  mean  verbal  instructions   received  by

Custodian  from an  Authorized  Person or from a person  reasonably  believed by

Custodian to be an Authorized Person.

     12. "SECURITIES" shall include,  without  limitation,  any common stock and other equity  securities,  bonds,  debentures and other debt securities,  notes,

mortgages  or other  obligations,  and any  instruments  representing  rights to receive,  purchase,  or subscribe for the same, or representing any other rights or  interests  therein  (whether  represented  by a  certificate  or  held  in a

Depository or by a Subcustodian).

     13. "SERIES" shall mean the various portfolios, if any, of a Fund listed on

Schedule  II  hereto,  and if none are  listed  references  to  Series  shall be references to the Fund.

     14.  "SUBCUSTODIAN"  shall mean a bank  (including  any branch  thereof) or other financial  institution (other than a Foreign  Depository)  located outside the U.S. which is utilized by Custodian in connection with the purchase, sale or custody of Securities  hereunder and identified to a Fund from time to time, and their respective successors and nominees.

     2. APPOINTMENT OF CUSTODIAN;  ACCOUNTS;  REPRESENTATIONS,  WARRANTIES,  AND COVENANTS

     2.1.(a) Each Fund hereby appoints  Custodian as custodian of all Securities and cash at any time delivered to Custodian  during the term of this  Agreement,

and authorizes  Custodian to hold  Securities in registered  form in its name or the name of its nominees.  Custodian  hereby accepts such appointment and agrees to establish and maintain one or more securities  accounts and cash accounts for each Series in which Custodian will hold Securities and cash as provided herein.

Custodian shall maintain books and records segregating the assets of each Series from the  assets  of any  other  Series.  Such  accounts  (each,  an  "Account";

collectively,  the "Accounts") shall be in the name of the Fund on behalf of the relevant Series.

          (a) Custodian may from time to time establish on its books and records such  sub-accounts  within  each  Account  as  a  Fund  and  Custodian  may reasonably  agree upon  (each a "Special  Account"),  and  Custodian  shall reflect  therein  such assets as the Fund may specify in a  Certificate  or

     Instructions.

          (b)  Custodian may from time to time  establish  pursuant to a written agreement with and for the benefit of a broker,  dealer, futures commission merchant or other third party  identified in a Certificate or  Instructions such accounts on such terms and  conditions  as a Fund and Custodian  shall reasonably  agree,  and  Custodian  shall  transfer  to such  account  such

     Securities  and  money  as  the  Fund  may  specify  in  a  Certificate  or

     Instructions.

     2.2 Each Fund hereby  represents and warrants,  which  representations  and warranties  shall be continuing  and shall be deemed to be reaffirmed  upon each delivery of a Certificate or each giving of Oral Instructions or Instructions by such Fund, that:

               (i) It is duly  organized  and  existing  under  the  laws of the jurisdiction  of its  organization,  with  full  power to carry on its business  as now  conducted,  to enter  into  this  Agreement,  and to perform its obligations hereunder;

               (ii)  This  Agreement  has been  duly  authorized,  executed  and delivered  by the  Fund,  approved  by a  resolution  of its  board of trustees,  constitutes a valid and legally  binding  obligation of the

          Fund,  enforceable  in  accordance  with its  terms,  except as may be limited by bankruptcy,  insolvency or other laws  affecting  generally the  enforceability  of creditors'  rights or by equitable  principles generally applied, and there is no statute, regulation, rule, order or judgment  binding on it, and no  provision  of its charter or by-laws,

          nor of any mortgage,  indenture,  credit  agreement or other  contract binding on it or  affecting  its  property,  which would  prohibit its execution or performance of this Agreement;

          (b) It is conducting its business in substantial  compliance  with all applicable laws and requirements,  both state and federal, and has obtained all regulatory  licenses,  approvals and consents necessary to carry on its business as now conducted;

          (c) It will not use the services  provided by  Custodian  hereunder in any manner  that is, or will  result in, a  violation  of any law,  rule or regulation applicable to the Fund;

          (d) Its board of trustees or its foreign custody  manager,  as defined in  Rule  17f-5  under  the  1940  Act,  has  determined  that  use of each

     Subcustodian  (including any  Replacement  Custodian)  and each  Depository which Custodian or any  Subcustodian is authorized to utilize in accordance

     with  Section  1(a)  of  Article  III  hereof,   satisfies  the  applicable

     requirements  of the 1940 Act and Rules 17f-4 or 17f-5  thereunder,  as the case may be;

          (e)  Upon  receiving  from  Custodian  an  initial   analysis  of  and

     information  concerning  changes  in  the  custody  risks  associated  with maintaining  assets at a  Foreign  Depository,  the Fund or its  investment adviser  has  determined  that the  custody  arrangements  of each  Foreign

     Depository  provide   reasonable   safeguards  against  the  custody  risks

     associated with maintaining  assets with such Foreign Depository within the meaning of Rule 17f-7 under the 1940 Act;

          (f) It is fully informed of the protections and risks  associated with various  methods of transmitting  Instructions  and Oral  Instructions  and delivering  Certificates to Custodian,  understands  that there may be more secure  methods of  transmitting  or  delivering  the same than the methods selected by the Fund,  agrees that the security  procedures  (if any) to be utilized provide a commercially reasonable degree of protection in light of its  particular  needs and  circumstances,  acknowledges  and  agrees  that

     Instructions need not be reviewed by Custodian if such Instructions require authentication codes and have such codes,  acknowledges and agrees the same may  conclusively  be presumed by Custodian to have been given by person(s)

     duly authorized, and may be acted upon as given;

          (g) It shall manage its borrowings, including, without limitation, any advance or overdraft  (including any day-light  overdraft) in the Accounts,

     so that the  aggregate  of its total  borrowings  for each  Series does not exceed the amount such Series is permitted to borrow under the 1940 Act;

          (h) Its  transmission  or giving of, and Custodian  acting upon and in reliance on, Certificates,  Instructions,  or Oral Instructions pursuant to this Agreement shall at all times comply with the 1940 Act;

          (i) It shall impose and maintain  restrictions on the  destinations to

     which  cash  may  be  disbursed  by   Instructions   to  ensure  that  each

     disbursement is for a proper purpose; and

          (j) It has the  right  to make  the  pledge  and  grant  the  security interest and security  entitlement  to Custodian  contained in Section 1 of

     Article V hereof,  free of any right or prior claim of any other  person or entity (except as otherwise  provided by law),  such pledge and such grants shall have a first priority subject to no setoffs,  counterclaims, or other liens or grants  prior to or on a parity  therewith  (except  as  otherwise provided by law).

     2.3 The Fund hereby  covenants that it shall from time to time complete and execute  and deliver to  Custodian  upon  Custodian's  request a Form FR U-1 (or successor  form)  whenever the Fund borrows from  Custodian any money to be used for the  purchase  or  carrying  of margin  stock as defined in Federal  Reserve

Regulation U.

     4. Custodian  hereby  represents and warrants,  which  representations  and warranties  shall be continuing  and shall be deemed to be reaffirmed  upon each receipt of a Certificate or each receipt of Oral Instructions or Instructions by the Custodian, that:

          (a)  It  is  duly  organized  and  existing  under  the  laws  of  the jurisdiction of its organization,  with full power to carry on its business as  now  conducted,  to  enter  into  this  Agreement  and to  perform  its obligations hereunder;

          (b) This Agreement has been duly authorized, executed and delivered by

     Custodian, constitutes a valid and legally binding obligation of Custodian,

     enforceable  in  accordance  with its  terms,  except as may be  limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors'  rights or by equitable  principles  generally  applied,  and there is no statute, regulation, rule, order or judgment binding on it, and no provision  of its charter or by-laws,  nor of any  mortgage,  indenture,

     credit agreement or other contract binding on it or affecting its property,

     which would prohibit its execution or performance of this Agreement;

          (c) It is conducting its business in substantial  compliance  with all applicable laws and requirements,  both state and federal, and has obtained all regulatory  licenses,  approvals and consents necessary to carry on its business as now conducted;

          (d) It will not provide  services  hereunder in any manner that is, or will result in, a violation of any law,  rule or  regulation  applicable to the Custodian;

          (e)  Custodian  will submit to the Funds on an annual  basis a copy of its report  prepared in compliance  with the  requirements  of Statement of

     Auditing  Standards  No. 70 issued by the  American  Institute of Certified

     Public Accountants, as it may be amended from time to time; and

          (f)  Custodian  shall  maintain,  directly  or  through a third  party selected with reasonable care, back-up computer and communication systems.

     3. CUSTODY AND RELATED SERVICES

     3.1(a) Subject to the terms hereof,  each Fund hereby authorizes  Custodian to hold any Securities and cash received by it from time to time for such Fund's account.  Custodian  shall be entitled to utilize  Depositories,  Subcustodians,

and, subject to subsection (c) of this Section 1, Foreign  Depositories,  to the extent  possible in connection with its  performance  hereunder.  Securities and cash held in a  Depository  or Foreign  Depository  will be held  subject to the rules,  terms and  conditions of such entity.  Securities  and cash held through

Subcustodians  shall be held subject to the terms and  conditions of Custodian's agreements  with such  Subcustodians.  Subcustodians  may be  authorized to hold

Securities  in Foreign  Depositories  in which such  Subcustodians  participate.

Unless otherwise required by local law or practice or a particular  subcustodian agreement,  Securities deposited with a Subcustodian,  a Depository or a Foreign

Depository  will be held in a  commingled  account,  in the  name of  Custodian,

holding  only  Securities  held by Custodian  as  custodian  for its  customers.

Custodian  shall  identify  on its books and  records  the  Securities  and cash belonging to each Fund and their  Series,  whether held  directly or  indirectly through Depositories,  Foreign Depositories, or Subcustodians.  Custodian shall,

directly  or  indirectly  through   Subcustodians,   Depositories,   or  Foreign

Depositories,

endeavor,  to the extent  feasible,  to hold  Securities in the country or other jurisdiction  in which the  principal  trading  market  for such  Securities  is located,  where such  Securities  are to be presented  for  cancellation  and/or payment and/or registration, or where such Securities are acquired. Custodian at any time may cease utilizing any Subcustodian  and/or may replace a Subcustodian with a different  Subcustodian  (the "Replacement  Subcustodian").  In the event

Custodian selects a Replacement  Subcustodian,  Custodian shall not utilize such

Replacement Subcustodian until after the Fund's board or foreign custody manager has determined that utilization of such Replacement  Subcustodian  satisfies the requirements of the 1940 Act and Rule 17f-5 thereunder.

          (a) Unless Custodian has received a Certificate or Instructions to the contrary, Custodian shall hold Securities indirectly through a Subcustodian only if (i) the Securities are not subject to any right,  charge,  security interest,  lien or claim of any kind in favor of such  Subcustodian  or its creditors or  operators,  including a receiver or trustee in  bankruptcy or similar  authority,  except for a claim of payment for the safe  custody or administration  of Securities  on behalf of the Fund by such  Subcustodian,

     and (ii)  beneficial  ownership of the  Securities  is freely  transferable without  the  payment  of cash or value  other  than for  safe  custody  or administration.

          (b) With respect to each Foreign Depository,  Custodian shall exercise reasonable  care,  prudence,  and diligence (i) to provide the Fund with an analysis of the custody risks associated with  maintaining  assets with the

     Foreign Depository,  and (ii) to monitor such custody risks on a continuing basis and promptly notify the Fund or the Fund's investment  adviser of any material change in such risks.  Each Fund acknowledges and agrees that such analysis  and  monitoring  shall be made on the basis of, and  limited  by,

     information  gathered  from  Subcustodians  or through  publicly  available information otherwise obtained by Custodian,  and shall include information concerning,  but no evaluation of,  Country Risks.  As used herein the term

     "Country Risks" shall mean with respect to any Foreign Depository:  (a) the financial  infrastructure of the country in which it is organized, (b) such country's prevailing custody and settlement practices, (c) nationalization,

     expropriation or other governmental  actions, (d) such country's regulation of the banking or securities industry, (e) currency controls, restrictions,

     devaluations or  fluctuations,  and (f) market  conditions which affect the

     order  execution  of  securities   transactions  or  affect  the  value  of

     securities.

     2.  Promptly  after the close of business on each  Business Day or the next

Business  Day in  the  case  of a  Subcustodian  or  Foreign  Depositary,  or in accordance  with practices in the related local market,  Custodian shall furnish each Fund with  confirmations  and a  summary,  on a per  Series  basis,  of all transfers to or from the  Accounts,  either  hereunder or with any  Subcustodian appointed in accordance  with this Agreement  during said day. Where  Securities are  transferred to an Account for a Series,  Custodian shall also by book-entry or otherwise  identify as belonging to such Series a quantity of Securities in a fungible bulk of Securities registered in the name of Custodian (or its nominee)

or shown on  Custodian's  account  on the  books of the  Book-Entry  System or a

Depository. At least monthly and from time to time, Custodian shall furnish each

Fund with a detailed  statement,  on a per Series basis,  of the  Securities and cash held by Custodian for such Fund.

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     3. With respect to all Securities held hereunder,  Custodian shall,  unless otherwise instructed to the contrary:

               (iii)  Collect  and  receive  all income and other  payments  and advise each Fund as promptly as  practicable  of any such  amounts due but not paid;

          (b) Give  notice to each Fund and  present  payment  and  collect  the amount payable upon such Securities that are called, but only if either (i)

     Custodian  receives a written  notice of such call,  or (ii) notice of such call  appears  in or is  received  from a  nationally  recognized  bond  or corporate action service to which Custodian subscribes;

          (c) Unless otherwise  instructed by a Fund,  Custodian shall retain in the appropriate account any stock dividends,  subscription rights and other non-cash distributions on the Securities,  or the proceeds from the sale of any  distributions.  Custodian  shall notify a Fund upon the receipt of any non-cash item.

          (d)  Present for  payment  and  collect  the amount  payable  upon all

     Securities which may mature,  promptly deposit or withdraw such proceeds as designated  therein and advise each Fund as promptly as  practicable of any such amounts due but not paid;

          (e) Surrender Securities in temporary form for definitive Securities;

          (f) Forward to each Fund copies of all  information  or documents that it may actually receive from an issuer of Securities  which, in the opinion of Custodian, are intended for the beneficial owner of Securities;

          (g) Execute, as custodian, any certificates of ownership,  affidavits,

     declarations or other  certificates  under any tax laws now or hereafter in effect in connection with the collection of bond and note coupons;

          (h) Hold directly or through a Depository, a Foreign Depository,  or a

     Subcustodian all rights and similar  Securities  issued with respect to any

     Securities credited to an Account hereunder; and

          (i) Endorse  for  collection   checks,  drafts  or  other   negotiable

     instruments.

     4. (a) Custodian shall notify each Fund of rights or discretionary  actions with respect to Securities held hereunder, and of the date or dates by when such rights must be  exercised  or such  action  must be taken  (each a "Notice"  and collectively "Notices"), provided that Custodian has actually received, from the issuer or the relevant  Depository  (with  respect to  Securities  issued in the

United  States) or from the  relevant  Subcustodian,  Foreign  Depository,  or a nationally or  internationally  recognized  bond or corporate  action service to which Custodian  subscribes (each a " Notice Provider" and collectively " Notice

Providers"),  timely notice of such rights or discretionary  corporate action or of the date or dates such rights must be exercised or such action must be taken.

Absent actual receipt of Notices,  Custodian shall have no liability for failing to so notify a Fund except as provided in the last  sentence of this  paragraph.

Custodian  shall use reasonable  care in forwarding  such Notice to the relevant

Fund.  Custodian shall use reasonable care in the selection of a Notice Provider other than a Foreign Depository. To the extent an officer of the Custodian, with working  knowledge of the Accounts,  has actual knowledge that a Notice Provider has  failed  to  provide  Notices  to the  Custodian,  the  Custodian  shall use reasonable  careto obtain a mailing of such Notice from such Notice  Provider or except in the case of a Foreign Depository use an alternative Notice Provider.

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          (b)  Whenever  Securities  (including,  but not limited to,  warrants,

     options,  tenders, options to tender or non-mandatory puts or calls) confer discretionary  rights  on a Fund or  provide  for  discretionary  action or alternative  courses of action by a Fund, the Fund shall be responsible for making any decisions  relating thereto and for directing  Custodian to act.

     In order for  Custodian to act, it must receive the Fund's  Certificate  or

     Instructions at Custodian's  offices,  addressed as Custodian may from time to time request, at such date or time as Custodian may specify to the Fund.

     Absent  Custodian's  timely receipt of such  Certificate  or  Instructions,

     Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Securities.

     5. All voting rights with respect to Securities,  however registered, shall be exercised by the Fund or its designee.  For  Securities  issued in the United

States,  Custodian's  only  duty  shall be to mail to the  Funds  any  documents

(including  proxy  statements,  annual  reports  and  signed  proxies)  actually received by  Custodian  relating to the  exercise  of such voting  rights.  With respect to Securities issued outside of the United States, Custodian's only duty shall be to provide the Funds with access to a provider of global proxy services at a Fund's  request.  The Fund using the services shall be responsible  for all associated costs.

     6. Custodian shall promptly advise a Fund upon  Custodian's  actual receipt of  notification  of the partial  redemption,  partial  payment or other  action affecting  less than all  Securities of the relevant  class.  If Custodian,  any

Subcustodian,  any Depository, or any Foreign Depository holds any Securities in which the Fund has an  interest  as part of a  fungible  mass,  Custodian,  such

Subcustodian,  Depository,  or Foreign  Depository  may select the Securities to participate in such partial  redemption,  partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

     7.  Custodian  shall not under any  circumstances  accept  bearer  interest coupons  which have been stripped  from United  States  federal,  state or local government  or agency  securities  unless  explicitly  agreed to by Custodian in writing.

     8. Each Fund shall be liable for all taxes,  assessments,  duties and other governmental  charges,  including  any interest or penalty with respect  thereto

("Taxes"), with respect to any cash or Securities held on behalf of such Fund or any transaction  related thereto.  Each Fund shall indemnify  Custodian and each

Subcustodian for the amount of any Tax that Custodian,  any such Subcustodian or any other  withholding  agent is  required  under  applicable  laws  (whether by assessment  or otherwise) to pay on behalf of, or in respect of income earned by or payments or  distributions  made to or for the account of the Fund (including any  payment  of Tax  required  by reason of an earlier  failure  to  withhold).

Custodian  shall,  or  shall  instruct  the  applicable  Subcustodian  or  other withholding  agent to,  withhold  the amount of any Tax which is  required to be withheld under applicable law upon collection of any dividend, interest or other distribution  made with  respect to any Security and any proceeds or income from the sale, loan or other transfer of any Security. In the event that Custodian or any  Subcustodian is required under applicable law to pay any Tax on behalf of a

Fund, Custodian is hereby authorized to withdraw

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cash from any cash  account  in the amount  required  to pay such Tax and to use such  cash,  or to remit  such  cash to the  appropriate  Subcustodian  or other withholding  agent, for the timely payment of such Tax in the manner required by applicable  law.  If the  aggregate  amount of cash in all cash  accounts is not sufficient  to pay such Tax,  Custodian  shall  promptly  notify the Fund of the additional amount of cash (in the appropriate  currency) required,  and the Fund shall directly  deposit such additional  amount in the appropriate  cash account promptly after receipt of such notice, for use by Custodian as specified herein.

In the event that Custodian reasonably believes that Fund is eligible,  pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of,

or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of the Fund under any applicable law,  Custodian shall, or shall instruct the applicable Subcustodian or withholding agent to, either withhold or pay such

Tax at such  reduced  rate or refrain  from  withholding  or paying such Tax, as appropriate;  provided  that  Custodian  shall have  received  from the Fund all documentary  evidence of residence or other  qualification for such reduced rate or exemption required to be received under such applicable law or treaty. In the event that  Custodian  reasonably  believes that a reduced rate of, or exemption from,  any Tax is  obtainable  only  by  means  of an  application  for  refund,

Custodian and the applicable  Subcustodian  shall have no responsibility for the accuracy  or  validity  of  information  provided  by a  Fund  on any  forms  or documentation  provided  by the Fund to  Custodian  hereunder.  Each Fund hereby agrees to indemnify and hold harmless Custodian and each Subcustodian in respect of any liability  arising from any  underwithholding  or underpayment of any Tax which results from the  inaccuracy or  invalidity of  information  provided by a

Fund on any such forms or other documentation,  and such obligation to indemnify shall be a  continuing  obligation  of such Fund,  its  successors  and  assigns notwithstanding the termination of this Agreement.

     9.  (a) For  the  purpose  of  settling  Securities  and  foreign  exchange transactions,  each Fund shall provide  Custodian  with  sufficient  immediately available funds for all  transactions by such time and date as conditions in the relevant  market  dictate.  As used herein,  "sufficient  immediately  available funds" shall mean either (i)  sufficient  cash  denominated  in U.S.  dollars to purchase the necessary foreign currency,  or (ii) sufficient  applicable foreign currency  to settle the  transaction.  Custodian  shall  provide  each Fund with immediately  available funds each day which result from the actual settlement of

all  sale   transactions,   based  upon  advices   received  by  Custodian  from

Subcustodians,  Depositories,  and Foreign Depositories.  Such funds shall be in

U.S. dollars or such other currency as a Fund may specify to Custodian.

          (b)  Any  foreign  exchange   transaction  effected  by  Custodian  in

     connection  with this  Agreement  may be entered  with  Custodian  or a BNY

     Affiliate  acting as  principal  or  otherwise  through  customary  banking channels.  Each Fund may issue a standing  Certificate or Instructions with respect to foreign exchange transactions, but Custodian may establish rules or limitations  concerning any foreign exchange  facility made available to the Funds.  Each Fund shall bear all risks of  investing in  Securities  or holding cash denominated in a foreign currency.

          (c) To the extent  that  Custodian  has  agreed to provide  pricing or other information services in connection with this Agreement,  Custodian is authorized  to  utilize  any  vendor  (including  brokers  and  dealers  of

     Securities) reasonably believed by Custodian to be reliable to provide such information.  Each Fund understands  that certain pricing  information with respect to complex financial  instruments (e.g.,  derivatives) may be based

     on calculated amounts rather than actual market  transactions  and may not reflect    actual     market values,  and that the variance  between such calculated  amounts and actual  market  values  may or may not be  material.  Where  vendors do not provide  information  for  particular  Securities  or  other  property,  an

     Authorized Person may advise Custodian in a Certificate  regarding the fair market  value of, or  provide  other  information  with  respect  to,  such

     Securities or property as determined by it in good faith.  Custodian  shall not be liable  for any  loss,  damage or  expense  incurred  as a result of errors or omissions in pricing or other  information  received and utilized by Custodian  hereunder.  Nevertheless,  Custodian  shall be liable for the performance of any vendor  selected by Custodian that is a BNY Affiliate to the same extent as Custodian  would have been liable if it  performed  such services itself.

     10.  Custodian  shall  promptly  send to a Fund (a) any reports it receives from a Depository on such Depository's  system of internal  accounting  control,

and (b) such  reports on its own system of  internal  accounting  control as the

Fund may reasonably request from time to time.

     4. PURCHASE AND SALE OF SECURITIES; CREDITS TO ACCOUNT

     4.1 Promptly  after each purchase or sale of Securities by a Fund, the Fund shall deliver to Custodian a Certificate or  Instructions,  or with respect to a purchase or sale of a Security  generally required to be settled on the same day the  purchase or sale is made,  Oral  Instructions  specifying  all  information

Custodian  may  reasonably  request to settle such  purchase or sale.  Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian.

     4.2 Each Fund  understands  that when  Custodian is  instructed  to deliver

Securities  against payment,  delivery of such Securities and receipt of payment therefor may not be completed  simultaneously.  Notwithstanding any provision in this  Agreement  to  the  contrary,  settlements,  payments  and  deliveries  of

Securities may be effected by Custodian or any  Subcustodian  in accordance with the  customary  or  established  securities  trading  or  securities  processing practices and procedures in the  jurisdiction in which the  transaction  occurs,

including,  without  limitation,  delivery to a purchaser or dealer therefor (or agent) against  receipt with the expectation of receiving later payment for such

Securities.  Each Fund assumes  full  responsibility  for all risks,  including,

without limitation, credit risks, involved in connection with such deliveries of

Securities,  except  the  foregoing  shall  not  excuse  Custodian's  acting  in accordance  with such  practices  and  procedures  in a manner that  constitutes negligence, bad faith or willful misconduct.

     4.3 Custodian  may, as a matter of  bookkeeping  convenience or by separate agreement  with a Fund,  credit the  Account  with the  proceeds  from the sale,

redemption or other  disposition  of Securities or interest,  dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian's actual receipt of final  payment  and may be  reversed  by  Custodian  to the extent that final payment is not received. Custodian shall notify the appropriate Fund at least 48 hours prior to any such reversal, but such reversal shall be made as of the date

Custodian determines it has not received final payment.  Payment with respect to a transaction  will not be "final" until Custodian shall have received immediately available funds which under applicable local law, rule and/or practice are irreversible and not subject to any security interest,  levy or other encumbrance,  and which are specifically  applicable to such transaction.

     5. OVERDRAFTS OR INDEBTEDNESS

     5.1 If Custodian  should in its sole discretion  advance funds on behalf of any Series which results in an overdraft  (including,  without  limitation,  any day-light  overdraft)  because the cash held by Custodian in an Account for such

Series shall be  insufficient to pay the total amount payable upon a purchase of

Securities specifically allocated to such Series, as set forth in a Certificate,

Instructions  or Oral  Instructions,  or if an overdraft  arises in the separate

Account  of a Series  for some  other  reason,  including,  without  limitation,

because of a reversal of a  conditional  credit or the purchase of any currency,

or if the Fund is for any other reason  indebted to Custodian  with respect to a

Series,  (except a  borrowing  for  investment  or for  temporary  or  emergency purposes  using  Securities as collateral  pursuant to a separate  agreement and subject  to the  provisions  of  Section  2 of this  Article),  Custodian  shall promptly notify the  appropriate  Fund of any such advance and the time at which such advance or overdraft must be paid. Such overdraft or indebtedness  shall be deemed to be a loan made by  Custodian  to the Fund for such  Series  payable on demand and shall bear interest from the date incurred at a rate per annum agreed by such  Fund  and  Custodian  from  time to  time,  or,  in the  absence  of an agreement,  at the rate  ordinarily  charged by Custodian  to its  institutional customers, as such rate may be adjusted from time to time. In addition, the Fund hereby agrees that Custodian shall to the maximum extent permitted by law have a continuing  lien,  security  interest,  and security  entitlement in and to such

Securities  of such  Series  as  shall  have a fair  market  value  equal to the aggregate  amount of all  overdrafts  of, or advances to, such Series,  together with accrued interest,  such lien, security interest and security entitlement to be  effective  only so long as such  advance,  overdraft,  or  accrued  interest thereon remains  outstanding.  The Fund authorizes  Custodian to charge any such overdraft or indebtedness together with interest due thereon against any balance of account standing to such Series' credit on Custodian's books.

     2. If a Fund  borrows  money  from any  bank  (including  Custodian  if the borrowing is pursuant to a separate  agreement)  for investment or for temporary or emergency purposes using Securities held by Custodian hereunder as collateral for  such  borrowings,  the  Fund  shall  deliver  to  Custodian  a  Certificate specifying  with  respect to each such  borrowing:  (a) the Series to which such borrowing  relates;  (b) the name of the bank,  (c) the amount of the borrowing,

(d) the time and date, if known,  on which the loan is to be entered  into,  (e)

the total amount  payable to the Fund on the borrowing  date, (f) the Securities to be delivered as collateral  for such loan,  including the name of the issuer,

the title and the  number of shares or the  principal  amount of any  particular

Securities,  and (g) a statement  specifying whether such loan is for investment purposes  or for  temporary  or  emergency  purposes  and that  such  loan is in conformance with the 1940 Act and the Fund's prospectus. Custodian shall deliver on the  borrowing  date  specified in a  Certificate  the  specified  collateral against  payment by the lending  bank of the total  amount of the loan  payable,

provided that the same conforms to the total amount  payable as set forth in the

Certificate.  Custodian  may,  at the  option  of the  lending  bank,  keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. Custodian shall deliver  such  Securities  as  additional  collateral  as may be  specified in a

Certificate to collateralize  further any transaction described in this Section.

The Fund  shall  cause all  Securities  released  from  collateral  status to be returned  directly to Custodian,  and Custodian  shall receive from time to time such return of  collateral  as may be tendered to it. In the event that the Fund fails to specify in a Certificate the Series,  the name of the issuer, the title and number of shares or the principal amount of any particular  Securities to be delivered  as  collateral  by  Custodian,  Custodian  shall  not  be  under  any obligation to deliver any Securities.  In this event, Custodian shall notify the

Fund that the Securities were not delivered,  and the information  that the Fund failed to specify in the Certificate.

     6. SALE AND REDEMPTION OF SHARES

     6.1 Whenever a Fund shall sell any shares issued by the Fund  ("Shares") it shall  deliver to Custodian a  Certificate,  Instructions  or Oral  Instructions

specifying the amount of cash and/or  Securities to be received by Custodian for the sale of such  Shares  and  specifically  allocated  to an  Account  for such

Series.

     6.2 Upon receipt of such cash from a Fund's transfer agent, Custodian shall credit such cash to an Account in the name of the Series for which such cash was received.

     6.3 Except as provided  hereinafter,  whenever a Fund desires  Custodian to make payment out of the cash held by Custodian  hereunder in  connection  with a redemption  of  any  Shares,  it  shall  furnish  to  Custodian  a  Certificate,

Instructions  or Oral  Instructions  specifying  the total amount to be paid for such Shares.  Custodian  shall make payment of such total amount to the transfer agent specified in such  Certificate,  Instructions or Oral  Instructions out of

the cash held in an Account of the appropriate Series.

     6.4  Notwithstanding  the above provisions  regarding the redemption of any

Shares,  whenever  any  Shares are  redeemed  pursuant  to any check  redemption privilege  which may from time to time be offered by a Fund,  Custodian,  unless otherwise instructed by a Certificate, Instructions, or Oral Instructions shall,

upon presentment of such check,  charge the amount thereof against the cash held in the Account of the Series of the Shares being redeemed, provided, that if the

Fund or its agent timely advises Custodian that such check is not to be honored,

Custodian shall return such check unpaid.

     7. PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

     7.1 Whenever a Fund shall  determine to pay a dividend or  distribution  on

Shares it shall  furnish  to  Custodian  Instructions,  Oral  Instructions  or a

Certificate  setting forth with respect to the Series specified therein the date of the declaration of such dividend or  distribution,  the total amount payable,

and the payment date.

     7.2 Upon the payment date specified in such Instructions, Oral Instructions or Certificate, Custodian shall pay out of the cash held for the Account of such

Series the total amount  payable to the dividend  agent of the Fund with respect to the Series specified therein.

     8. CONCERNING CUSTODIAN

     8.1(a) Except as otherwise  expressly provided herein,  Custodian shall not be liable for any costs,  expenses,  damages,  liabilities or claims,  including attorneys'  and  accountants'  fees  (collectively,  "Losses"),  incurred  by or asserted  against a Fund,  except those Losses  arising out of  Custodian's  own negligence,  bad faith or willful misconduct.  Custodian shall have no liability whatsoever  for the action or inaction of any  Depositories,  or,  except to the extent such action or inaction is a direct result of the Custodian's  failure to fulfill its duties hereunder,  of any Foreign Depositories.  With respect to any

Losses  incurred  by the Fund as a result of the acts or any  failures to act by any Depository, Foreign Depository or Subcustodian (other than a BNY Affiliate),

Custodian  shall  take  appropriate  action to  recover  such  Losses  from such

Subcustodian,   Depository  or  Foreign   Depository;   and   Custodian's   sole

responsibility and liability to the Fund shall be limited to amounts so received from such Subcustodian, Depository or Foreign Depository (exclusive of costs and expenses  incurred  by  Custodian),  except to the extent  that (A)  Custodian's negligence,  bad  faith  or  willful  misconduct  is the  direct  cause  of such

Subcustodian,  Depository,  or Foreign  Depository's  act or omission  (it being agreed that Custodian's decision to use any Subcustodian,  Depository or Foreign

Depository shall not constitute negligence, bad faith or willful misconduct), or

(B) a  transaction  or other matter  between  Custodian  and such  Subcustodian,

Depository  or Foreign  Depository  unrelated  to the Funds was the cause of the loss or  damage,  in each of which  events,  Custodian  shall be liable for such losses.

          (b) In no event shall Custodian be liable to a Fund or any third party for special,  indirect or consequential damages, or lost profits or loss of business,  arising in connection with this Agreement,  nor shall BNY or any

     Subcustodian  be liable:  (i) for acting in accordance with any Certificate or Oral Instructions actually received by Custodian and reasonably believed by  Custodian  to be given by an  Authorized  Person;  (ii) for  acting  in

     accordance  with  Instructions  requiring   authentication  codes  if  such

     Instructions  have  authentication  codes without reviewing the same; (iii)

     for conclusively  presuming that all  disbursements of cash directed by the

     Fund, whether by a Certificate, an Oral Instruction, or an Instruction, are

     in  accordance  with  Section  2(i) of Article II hereof;  (iv) for holding property in any particular country,  including,  but not limited to, Losses

     resulting  from   nationalization,   expropriation  or  other  governmental

     actions;  regulation  of the banking or  securities  industry;  exchange or

     currency   controls  or   restrictions,   devaluations   or   fluctuations;

     availability of cash or Securities or market  conditions  which prevent the transfer of property or execution of Securities  transactions or affect the value of property; (v) for the insolvency of any Subcustodian (other than a

     BNY  Affiliate),  any  Depository,  or, except to the extent such action or inaction  is a direct  result of the  Custodian's  failure to  fulfill  its duties hereunder,  any Foreign  Depository;  or (vi) for any Losses arising from the applicability of any law or regulation now or hereafter in effect,

     or  from  the  occurrence  of any  event,  including,  without  limitation,

     implementation  or  adoption  of  any  rules  or  procedures  of a  Foreign

     Depository, which may affect, limit, prevent or impose costs or burdens on,

    the transferability,      convertibility,  or availability of any currency or Composite     Currency Unit      in any country or on the transfer of any Securities,  and in no event shall

     Custodian  be  obligated  to  substitute  another  currency  for a currency

     (including  a currency  that is a component of a Composite  Currency  Unit)

     whose  transferability,  convertibility  or availability has been affected,

     limited,  or prevented by such law,  regulation or event, and to the extent that any such  law,  regulation  or event  imposes  a cost or  charge  upon

     Custodian   in  relation  to  the   transferability,   convertibility,   or

     availability of any cash currency or Composite  Currency Unit, such cost or charge shall be for the Account of the Fund,  and  Custodian  may treat any

     Account denominated in an affected currency as a group of separate accounts denominated in the relevant component  currencies.  BNY shall not be liable for any Losses due to forces  beyond the  control of  Custodian,  including without  limitation  strikes,  work  stoppages,  acts of war or  terrorism,

     insurrection,  revolution,  nuclear or natural catastrophes or acts of God,

     or  interruptions,  loss or  malfunctions of utilities,  communications  or computer  (software and hardware)  services.  Custodian  shall  endeavor to promptly  notify the Funds when it becomes aware of any situation  outlined above,  but shall not be liable for a failure to do so. The Funds shall not be responsible for temporary  delays in the performance of their duties and obligations  hereunder  and  correspondingly  shall not be  liable  for any

     Losses  attributable  to such delay in consequence of an event as described above  affecting  the Funds'  principal  place of  business  operations  or administration

          (c)   Custodian   may  enter   into   subcontracts,   agreements   and

     understandings  with any BNY  Affiliate,  whenever  and on such  terms  and conditions  as it deems  necessary or  appropriate  to perform its services hereunder. No such subcontract,  agreement or understanding shall discharge

     Custodian from its obligations hereunder.

          (d) The Funds agree to indemnify Custodian and hold Custodian harmless from and  against any and all Losses  sustained  or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian's performance hereunder, including reasonable fees and expenses of counsel  incurred by  Custodian in a successful  defense of claims by the Fund;  provided  however,  that the Funds shall not indemnify

     Custodian for those Losses arising out of Custodian's own  negligence,  bad

     faith  or  willful  misconduct.   This  indemnity  shall  be  a  continuing

     obligation of each Fund, their successors and assigns,  notwithstanding the termination of this Agreement.

          (e) Custodian agrees to indemnify each Fund against and hold each Fund harmless from and against any and all direct damages  sustained or incurred because of or in connection with this  Agreement;  provided  however,  that

     Custodian  shall only indemnify the Funds for those direct damages  arising out of Custodian's own negligence,  bad faith or willful  misconduct.  This indemnity shall be a continuing obligation of Custodian, its successors and assigns, notwithstanding the termination of this Agreement.

     8.2 Without  limiting the generality of the foregoing,  Custodian  shall be under no obligation to inquire into,  and shall not be liable for (except to the extent  that either (a) or (b)  involves  Custodian's  negligence,  bad faith or willful misconduct):

               (i) Any Losses incurred by a Fund or any other person as a result of  the  receipt  or  acceptance  of  fraudulent,  forged  or  invalid

          Securities,  or Securities which are otherwise not freely transferable or deliverable without encumbrance in any relevant market;

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               (ii) The validity of the issue of any Securities purchased, sold,

          or written by or for the Fund,  the legality of the purchase,  sale or writing  thereof,  or the  propriety  of the amount  paid or  received therefor;

               (iii) The legality of the sale or  redemption  of any Shares,  or the propriety of the amount to be received or paid therefor;

               (iv) The legality of the  declaration  or payment of any dividend or distribution by a Fund;

               (v) The legality of any borrowing by a Fund;

               (vi) The legality of any loan of portfolio Securities,  nor shall

          Custodian be under any duty or  obligation  to see to it that any cash or  collateral  delivered  to  it by a  broker,  dealer  or  financial institution  or held by it at any  time as a  result  of such  loan of portfolio  Securities is adequate  collateral for the Fund against any loss it  might  sustain  as a  result  of  such  loan,  which  duty or obligation shall be the sole  responsibility of the Fund. In addition,

          Custodian shall be under no duty or obligation to see that any broker,

          dealer or financial  institution to which portfolio  Securities of the

          Fund are lent makes payment to it of any  dividends or interest  which are  payable to or for the  account  of the Fund  during the period of such loan or at the termination of such loan,  provided,  however that

          Custodian  shall  promptly  notify  the Fund in the  event  that  such dividends or interest are not paid and received when due;

               (vii) The  sufficiency  or value of any  amounts  of cash  and/or

          Securities held in any Special Account in connection with transactions by a Fund; whether any broker,  dealer, futures commission merchant or clearing  member  makes  payment to the Fund of any  variation  margin payment or similar  payment  which the Fund may be entitled to receive from such  broker,  dealer,  futures  commission  merchant or clearing member,  or whether any payment received by Custodian from any broker,

          dealer,  futures commission  merchant or clearing member is the amount the Fund is entitled to receive,  or to notify the Fund of Custodian's receipt or non-receipt of any such payment; or

               (viii)  Whether any  Securities at any time delivered to, or held by  it  or  by  any  Subcustodian,  for  the  account  of a  Fund  and specifically allocated to a Series are such as properly may be held by the Fund or such  Series  under  the  provisions  of its then  current prospectus  and statement of additional  information,  or to ascertain

          whether  any  transactions  by  a  Fund,   whether  or  not  involving

          Custodian,  are such transactions as may properly be engaged in by the

          Fund.

     8.3 Custodian may, with respect to questions of law specifically  regarding an  Account,  obtain  the advice of counsel  and shall be fully  protected  with respect to anything done or omitted by it in good faith in conformity  with such advice.

     8.4  Custodian  shall be under no  obligation to take action to collect any amount  payable on  Securities  in default,  or if payment is refused  after due demand and  presentment,  unless and until (i) it shall be directed to take such action by a  Certificate  or  Instructions  and (ii) it shall be  assured to its satisfaction of reimbursement of its reasonable costs and expenses in connection with any such action.

     8.5 Custodian  shall have no duty or  responsibility  to inquire into, make recommendations,  supervise,  or determine the  suitability of any  transactions affecting any Account.

     8.6 Each  Fund  shall  pay to  Custodian  the fees  and  charges  as may be specifically  agreed  upon from time to time and such other fees and  charges at agreed rates for such services as may be applicable.

     8.7 In addition to, and not as a limitation  of,  Custodian's  rights under

Section 1 of  Article  V,  Custodian  has the right to debit a cash  account  in advance  for  any  amount  payable  by a Fund  in  connection  with  any and all obligations  of the Fund to  Custodian,  provided  Custodian  has given the Fund prior notice of such debit.

     8.8 Each Fund agrees to forward to Custodian a Certificate or  Instructions confirming Oral  Instructions by the close of business of the same day that such

Oral  Instructions  are given to Custodian.  Each Fund agrees that the fact that such confirming  Certificate or Instructions are not received or that a contrary

Certificate or contrary  Instructions  are received by Custodian shall in no way affect the validity or  enforceability  of transactions  authorized by such Oral

Instructions  and  effected  by  Custodian.  Under  either of the two  foregoing circumstances,  Custodian  shall  promptly  notify the Fund. If a Fund elects to transmit  Instructions  through  an  on-line  communications  system  offered by

Custodian,  the Fund's use thereof shall be subject to the Terms and  Conditions

attached  as  Appendix  I  hereto,   and   Custodian   shall  provide  user  and

authorization codes, passwords and authentication keys only to an Authorized

Person or a person reasonably believed by Custodian to be an Authorized Person.

     8.9 The books and records  pertaining  to a Fund which are in possession of

Custodian  shall be the property of such Fund.  Such books and records  shall be prepared and maintained as required by the 1940 Act and the rules thereunder and other  applicable  securities  laws,  rules and  regulations.  The Fund,  or its authorized  representatives,  shall have access to such books and records during

Custodian's normal business hours. Upon the reasonable request of a Fund, copies of any such books and records  shall be provided by Custodian to the Fund or its authorized  representative.  Upon the  reasonable  request of a Fund,  Custodian shall provide in hard copy or on computer disc any records  included in any such delivery  which are maintained by Custodian on a computer disc, or are similarly maintained.

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     8.10  It  is  understood   that  Custodian  is  authorized  to  supply  any

information  regarding the Accounts which is required by any law,  regulation or rule now or hereafter in effect.  The Custodian shall provide each Fund with any report obtained by the Custodian on the system of internal accounting control of a  Depository  or OCC,  and with such  reports  on its own  system  of  internal accounting control as a Fund may reasonably request from time to time.

     8.11   Neither   Custodian   nor  any  Fund   shall   have  any  duties  or

responsibilities  whatsoever  except  such  duties and  responsibilities  as are specifically set forth in this Agreement.

     9. TERMINATION

     9.1 Either of the parties  hereto may terminate this Agreement by giving to the other  party a notice in writing  specifying  the date of such  termination,

which  shall be not less than  sixty  (60) days after the date of giving of such notice.  In the event such notice is given by a Fund, it shall be accompanied by a copy of a resolution  of the board of trustees of such Fund,  certified by the

Secretary or any Assistant  Secretary,  electing to terminate this Agreement and designating a successor  custodian or custodians,  each of which shall be a bank or trust company having not less than $2,000,000 aggregate capital,  surplus and undivided  profits.  In the event such  notice is given by  Custodian,  the Fund shall,  on or before the  termination  date,  deliver to  Custodian  a copy of a resolution  of the board of trustees of the Fund,  certified by the Secretary or any Assistant Secretary, designating a successor custodian or custodians. In the absence of such  designation  by the Fund,  Custodian  may designate a successor custodian which shall be a bank or trust company having not less than $2,000,000

aggregate  capital,   surplus  and  undivided   profits,   and  which  shall  be

satisfactory  to the  Funds.  Upon  the  date set  forth  in such  notice,  this

Agreement  shall terminate with respect to the affected  Fund(s),  and Custodian shall upon receipt of a notice of acceptance by the successor  custodian on that date deliver  directly to the successor  custodian all  Securities and cash then owned by the  Fund(s) and held by it as  Custodian,  after  deducting  all fees,

expenses and other  amounts for the payment or  reimbursement  of which it shall then be entitled.

     9.2 If a successor  custodian is not designated by the Fund or Custodian in accordance with the preceding section, the Fund shall upon the date specified in the notice of  termination  of this Agreement and upon the delivery by Custodian of all Securities  (other than Securities which cannot be delivered to the Fund)

and cash then owned by the Fund be deemed to be its own  custodian and Custodian shall  thereby be relieved of all duties and  responsibilities  pursuant to this

Agreement,  other  than the duty with  respect  to  Securities  which  cannot be delivered to the Fund to hold such Securities  hereunder in accordance with this

Agreement.

     10. MISCELLANEOUS

     10.1  Each  Fund  agrees to  furnish  to  Custodian  a new  Certificate  of

Authorized  Persons  in the event of any change in the then  present  Authorized

Persons.  Until  such new  Certificate  is  received,  Custodian  shall be fully protected in acting upon Certificates, Instructions or Oral Instructions of such present Authorized Persons.

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     10.2 Any notice or other  instrument in writing,  authorized or required by this  Agreement  to be  given  to  Custodian,  shall  be  sufficiently  given if addressed to Custodian  and received by it at its offices at 100 Church  Street,

New York,  New York 10286,  or at such other place as Custodian may from time to time designate in writing.

     10.3 Any notice or other  instrument in writing,  authorized or required by this Agreement to be given to the Fund shall be sufficiently  given if addressed to the Fund and received by it at its offices at Attn.: Assistant Treasurer, The

Vanguard Group,  Inc., P.O. Box 2600,  Valley Forge,  Pennsylvania   19482, or at

such other place as the Fund may from time to time designate in writing.

     10.4 Each and every right  granted to a party  hereunder or under any other document delivered hereunder or in connection herewith,  or allowed it by law or equity,  shall be cumulative  and may be exercised from time to time. No failure on the part of either party to exercise,  and no delay in exercising,  any right will  operate as a waiver  thereof,  nor will any single or partial  exercise by either party of any right preclude any other or future  exercise  thereof or the exercise of any other right.

     10.5 In case any provision in or obligation  under this Agreement  shall be invalid,  illegal or unenforceable in any exclusive jurisdiction,  the validity,

legality and enforceability of the remaining  provisions shall not in any way be affected thereby.  This Agreement,  may not be amended or modified in any manner except  by a  written  agreement  executed  by both  parties,  except  that  any amendment  to the  Schedule  I hereto  need be  signed  only by the Fund and any amendment to Appendix I hereto need be signed only by Custodian.  This Agreement shall  extend  to and  shall be  binding  upon the  parties  hereto,  and  their respective successors and assigns; provided,  however, that this Agreement shall not be assignable by either party without the written consent of the other.

     10.6 This Agreement  shall be construed in accordance  with the substantive laws of the State of New York,  without  regard to conflicts of laws  principles thereof.  The Fund and Custodian hereby consent to the jurisdiction of a federal court situated in New York City, New York in connection with any dispute arising hereunder.  Each Fund hereby irrevocably waives, to the fullest extent permitted by  applicable  law, any  objection  which it may now or  hereafter  have to the laying  of venue of any such  proceeding  brought  in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum.]  Each Fund and  Custodian  each  hereby  irrevocably  waives any and all rights to trial by jury in any legal  proceeding  arising  out of or relating to this Agreement.

     7. This  Agreement  is  executed on behalf of the Board of Trustees of each

Fund as Trustees and not  individually and the obligations of this Agreement are not  binding  upon any of the  Trustees  or  shareholders  individually  but are binding only upon the assets and property of such Funds;  further, the assets of a particular  Series of such Fund shall under no  circumstances  be charged with liabilities  attributable  to any other Series of such Fund and that all persons extending  credit  to,  or  contracting  with or  having  any  claim  against  a particular  Series of such Fund shall look only to the assets of that particular

Series for payment of such credit, contract or claim.

     8. The parties hereto agree that each shall treat  confidentially the terms and conditions of this Agreement and all  information  provided by each party to the other regarding its business and operations.  All  confidential  information provided by a party hereto  shall be used by any other party  hereto  solely for the purpose of rendering or obtaining  services  pursuant to this Agreement and,

except as may be required in carrying out this Agreement, shall not be disclosed to any third  party  without  the prior  consent of such  providing  party.  The foregoing shall not be applicable to any information that is publicly  available when  provided or thereafter  becomes  publicly  available  other than through a breach of this  Agreement,  or that is  required  to be  disclosed  by or to any regulatory authority,  any external or internal accountant,  auditor or counsels of the parties  hereto,  by judicial or  administration  process or otherwise by applicable law, or to any disclosure made by a party if such party's counsel has advised that such party could be liable under any applicable law or any judicial or administrative order or process for a failure to make such disclosure.

     9. This  Agreement may be executed in any number of  counterparts,  each of which shall be deemed to be an original,  but such counterparts shall, together,

constitute only one instrument.

     IN WITNESS  WHEREOF,  the Funds and Custodian have caused this Agreement to be executed by their respective officers,  thereunto duly authorized,  as of the day and year first above written.

                                 Vanguard Funds

                                 By:     /S/ Robert D. Snowden

                                 Title:      Assistant Treasurer

                                 THE BANK OF NEW YORK

                                 By:     /S/ Edward G. McGann

                                 Title:      Vice President

                                   SCHEDULE II

FUND:

Vanguard Admiral Funds

SERIES/TAX IDENTIFICATION NO.:

Vanguard Admiral Treasury Money Market Fund/23-2696041

FUND:

Vanguard Fixed Income Securities Funds

SERIES/TAX IDENTIFICATION NO.:

Vanguard Intermediate-Term Corporate Fund/23-2735379

Vanguard Intermediate-Term Treasury Fund/23-2659568

Vanguard Long-Term Treasury Fund/23-2439151

Vanguard Short-Term Corporate Fund/23-2439153

Vanguard Short-Term Federal Fund/23-2483049

Vanguard Short-Term Treasury Fund/23-2659567

FUND: Vanguard Horizon Funds

SERIES/TAX IDENTIFICATION NO.:

Vanguard Capital Opportunity Fund/23-2801528

Vanguard Strategic Equity Fund/23-2787277

FUND:

Vanguard Money Market Reserves

SERIES/TAX IDENTIFICATION NO.:

Vanguard Prime Money Market Fund/23-6607979

Vanguard Federal Money Market Fund/23-2439136

FUND:   Vanguard Fenway Funds

Vanguard PRIMECAP Fund/23-2311358

FUND:Vanguard Treasury Fund

SERIES/TAX IDENTIFICATION NO.:

Vanguard Treasury Money Market Fund/23-2439140

FUND:Vanguard Variable Insurance Funds

SERIES/TAX IDENTIFICATION NO.:

Growth Portfolio/23-2719785

Money Market Portfolio/23-2585135

Short-Term Corporate Portfolio/23-2980466

FUND:Vanguard Whitehall Funds

SERIES/TAX IDENTIFICATION NO.:

Vanguard Selected Value Fund/23-2827110

                                   APPENDIX I

                              THE BANK OF NEW YORK

                  ON-LINE COMMUNICATIONS SYSTEM (THE "SYSTEM")

                              TERMS AND CONDITIONS

     1. License;  Use. Upon delivery to the Funds of software enabling the Funds to obtain access to the System (the "Software"), Custodian grants to each Fund a personal,  nontransferable  and nonexclusive  license to use the Software solely

for  the  purpose  of  transmitting  Instructions,   receiving  reports,  making

inquiries or otherwise  communicating  with  Custodian  in  connection  with the

Account(s).  Each Fund shall use the  Software  solely for its own  internal and proper business purposes and not in the operation of a service bureau.  Except as set forth herein,  no license or right of any kind is granted to the Funds with respect to the Software.  Each Fund  acknowledges that

Custodian  and its  suppliers  retain and have title and  exclusive  proprietary rights to the Software,  including  any trade secrets or other ideas,  concepts,

know-how,  methodologies,  or information incorporated therein and the exclusive rights to any copyrights,  trademarks and patents  (including  registrations and

applications  for   registration  of  either),   or  other  statutory  or  legal

protections  available in respect thereof.  Each Fund further  acknowledges that all  or a  part  of  the  Software  may  be  copyrighted  or  trademarked  (or a registration  or claim made  therefor) by Custodian  or its  suppliers.  No Fund shall  take any  action  with  respect  to the  Software  inconsistent  with the foregoing  acknowledgments,  nor shall any Fund  attempt to  decompile,  reverse engineer  or modify the  Software.  No Fund may copy,  sell,  lease or  provide,

directly or indirectly,  any of the Software or any portion thereof to any other person or entity without  Custodian's prior written consent.  No Fund may remove any statutory  copyright  notice or other notice  included in the Software or on any media containing the Software.  Each Fund shall reproduce any such notice on any reproduction of the Software and shall add any statutory copyright notice or other notice to the Software or media upon Custodian's request.

     2.  Equipment.  Each Fund  shall  obtain and  maintain  at its own cost and expense all equipment and services,  including but not limited to communications services,  necessary  for it to utilize the  Software  and obtain  access to the

System,   and  Custodian  shall  not  be  responsible  for  the  reliability  or availability  of any such  equipment  or services.  Custodian  agrees to provide reasonable  training,  instruction manuals and access to Custodian's "help desk"

in connection with each Fund's user support necessary to use the Software.  At a

Fund's request, Custodian agrees to permit reasonable testing of the Software by any Fund.

     3.  Proprietary  Information.  The  Software,  any data  base  (other  than databases  relating solely to the assets of a Fund and transactions with respect thereto) and any proprietary data, processes, information and documentation made available to the Fund (other than which are or become part of the public  domain or are legally required to be made available to the public)  (collectively,  the

"Information"),  are the exclusive and confidential property of Custodian or its suppliers.  Each Fund shall keep the Information  confidential by using the same care and  discretion  that each Fund uses with  respect to its own  confidential property and trade secrets,  but not less than reasonable care. Upon termination of the  Agreement or the Software  license  granted  herein for any reason,  the

Funds shall return to Custodian any and all copies of the Information  which are in their possession or under their control.

     4.  Indemnification.  Custodian  will indemnify and hold harmless the Funds with respect to any  liability,  damages,  loss or claim  incurred by or brought against  any Fund by reason of any claim or  infringement  against  any  patent,

copyright,  license or other property right arising out or by reason of a Fund's use of the Software in the form provided under this  Appendix.  Custodian at its own  expense  will defend  such  action or claim  brought  against a Fund to the extent  that it is based on a claim that the  Software  in the form  provided by

Custodian  infringes any patents,  copyrights,  license or other property right,

provided  that  Custodian  is  provided  with  reasonable  notice of such claim,

provided that the Fund has not settled,  compromised or confessed any such claim without the Custodian's  written consent, in which event Custodian shall have no liability or obligation hereunder, and provided Fund cooperates with and assists

Custodian  in the  defense  of such  claim.  Custodian  shall  have the right to control the defense of all such claims, lawsuits and other proceedings. If, as a result of any claim of infringement  against any patent,  copyright,  license or other  property  right,  Custodian is enjoined  from using the  Software,  or if

Custodian believes that the System is likely to become the subject of a claim of infringement,  Custodian  may in its sole  discretion  either (a) at its expense procure the right for the Funds to continue to use the Software,  or (b) replace or modify the Software so as to make it  non-infringing,  or (c) may discontinue the license granted herein upon

written notice to the Funds.

     5. Modifications.  Custodian reserves the right to modify the Software from time to time at its own expense and each Fund shall  install new releases of the

Software as Custodian  may direct.  Each Fund agrees not to modify or attempt to modify  the  Software  without  Custodian's  prior  written  consent.  Each Fund acknowledges  that  any  modifications  to the  Software,  whether  by a Fund or

Custodian  and whether  with or without  Custodian's  consent,  shall become the property of Custodian.

     6. NO  REPRESENTATIONS  OR WARRANTIES.  CUSTODIAN AND ITS MANUFACTURERS AND

SUPPLIERS  MAKE NO WARRANTIES OR  REPRESENTATIONS  WITH RESPECT TO THE SOFTWARE,

SERVICES OR ANY DATABASE,  EXPRESS OR IMPLIED,  IN FACT OR IN LAW, INCLUDING BUT

NOT LIMITED TO  WARRANTIES  OF  MERCHANTABILITY  AND  FITNESS  FOR A  PARTICULAR

PURPOSE. EACH FUND ACKNOWLEDGES THAT THE SOFTWARE, SERVICES AND ANY DATABASE ARE

PROVIDED "AS IS." IN NO EVENT SHALL  CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ANY

DAMAGES,  WHETHER DIRECT,  INDIRECT SPECIAL, OR CONSEQUENTIAL,  WHICH A FUND MAY

INCUR IN  CONNECTION  WITH  THE  SOFTWARE,  SERVICES  OR ANY  DATABASE,  EVEN IF

CUSTODIAN OR SUCH SUPPLIER HAS BEEN ADVISED OF THE  POSSIBILITY OF SUCH DAMAGES.

IN NO EVENT SHALL  CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD,  MACHINE

OR  COMPUTER   BREAKDOWN  OR   MALFUNCTION,   INTERRUPTION   OR  MALFUNCTION  OF

COMMUNICATION FACILITIES,  LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR

CAUSE BEYOND THEIR REASONABLE CONTROL.

     7. Security;  Reliance;  Unauthorized  Use. The Fund will cause all persons utilizing the Software and System to treat all applicable user and authorization codes,  passwords  and  authentication  keys  with  extreme  care,  and it  will

establish   internal   control  and  safekeeping   procedures  to  restrict  the

availability  of the  same to  persons  duly  authorized  to give  Instructions.

Custodian is hereby irrevocably authorized to act in accordance with and rely on

Instructions  received by it through the System.  Each Fund acknowledges that it is its sole  responsibility  to assure that only persons duly authorized use the

System  and  that  Custodian   shall  not  be  responsible  or  liable  for  any

unauthorized use thereof.

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     8. System  Acknowledgments.  Custodian shall acknowledge through the System its receipt of each  transmission  communicated  through the System,  and in the absence of such acknowledgment  Custodian shall not be liable for any failure to act in  accordance  with such  transmission  and a Fund may not claim  that such transmission was received by Custodian.

     9. EXPORT  RESTRICTIONS.  EXPORT OF THE  SOFTWARE IS  PROHIBITED  BY UNITED

STATES LAW. THE FUNDS MAY NOT UNDER ANY CIRCUMSTANCES RESELL, DIVERT,  TRANSFER,

TRANSSHIP OR OTHERWISE  DISPOSE OF THE SOFTWARE (IN ANY FORM) IN OR TO ANY OTHER

COUNTRY.  IF CUSTODIAN DELIVERED THE SOFTWARE TO THE FUNDS OUTSIDE OF THE UNITED

STATES,  THE SOFTWARE WAS EXPORTED FROM THE UNITED STATES IN ACCORDANCE WITH THE

EXPORTER  ADMINISTRATION   REGULATIONS.   DIVERSION  CONTRARY  TO  U.S.  LAW  IS

PROHIBITED. Each Fund hereby authorizes Custodian to report its name and address

to  government   agencies  to  which  Custodian  is  required  to  provide  such information by law.

     10.  ENCRYPTION.  Each Fund acknowledges and agrees that encryption may not be available for every  communication  through the System, or for all data. Each

Fund agrees that Custodian may  deactivate any encryption  features at any time,

without  notice or  liability  to the Funds,  for the  purpose of  repairing  or troubleshooting the System or the Software. Custodian shall promptly advise each

Fund whenever Custodian has deactivated any encryption features.  Custodian also may deactivate any encryption  features  without  liability,  for the purpose of scheduled  maintenance,  so long as it provides reasonable advance notice to the

Funds.

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                        FOREIGN CUSTODY MANAGER AGREEMENT

     AGREEMENT  made  as of June  19,  2001  between  each  open-end  management investment  company  listed on Schedule II hereto,  as amended from time to time

(each such investment  company, a "Fund"),  on behalf of certain of their series

(each, a "Series") and The Bank of New York ("BNY").

                              W I T N E S S E T H:

     WHEREAS,  each Fund desires to appoint BNY as a Foreign  Custody Manager on the terms and conditions contained herein;

     WHEREAS,  BNY desires to serve as a Foreign Custody Manager and perform the duties set forth herein on the terms and conditions contained herein;

     NOW  THEREFORE,   in  consideration  of  the  mutual  promises  hereinafter

contained in this Agreement, each Fund and BNY hereby agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS

     Whenever used in this Agreement,  the following  words and phrases,  unless the context otherwise requires, shall have the following meanings:

     1. "BOARD"  shall mean the board of directors or board of trustees,  as the case may be, of a Fund.

     2.  "ELIGIBLE  FOREIGN  CUSTODIAN"  shall have the meaning  provided in the

Rule.

     3.  "MONITORING  SYSTEM" shall mean a system  established by BNY to fulfill the  Responsibilities  specified  in clauses (d) and (e) of Section 1 of Article

III of this Agreement.

     4.  "RESPONSIBILITIES"  shall mean the  responsibilities  delegated  to BNY under the Rule as a Foreign  Custody  Manager  with  respect  to each  Specified

Country  and  each  Eligible  Foreign   Custodian   selected  by  BNY,  as  such

responsibilities are more fully described in Article III of this Agreement.

     5. "RULE" shall mean Rule 17f-5 under the  Investment  Company Act of 1940,

as amended on June 12, 2000.

     6.  "SPECIFIED  COUNTRY"  shall  mean each  country,  other than the United

States,  constituting  the primary market for a security with respect to which a

Fund has given settlement instructions to The Bank of New York as custodian (the

"Custodian") under its Custody Agreement with the Fund.

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                                  ARTICLE II.

                        BNY AS A FOREIGN CUSTODY MANAGER

     1. Each Fund on behalf of its Board hereby delegates to BNY with respect to each Specified Country the Responsibilities.

     2. BNY accepts the Board's delegation of  Responsibilities  with respect to each  Specified  Country  and agrees in  performing  the  Responsibilities  as a

Foreign Custody Manager to exercise reasonable care, prudence and diligence such as a person having  responsibility  for the safekeeping of a Fund's assets would exercise.

     3. BNY  shall  provide  to the  Board  at such  times  as the  Board  deems reasonable and  appropriate  based on the  circumstances  of the relevant Fund's foreign  custody  arrangements  written  reports  notifying  the  Board  of  the placement of assets of the Fund with a  particular  Eligible  Foreign  Custodian within a  Specified  Country  and of any  material  change  in the  arrangements

(including the contract  governing such  arrangements) with respect to assets of the Fund with any such Eligible Foreign Custodian.

                                  ARTICLE III.

                                RESPONSIBILITIES

     1. Subject to the provisions of this  Agreement,  BNY shall with respect to each  Specified  Country  select an Eligible  Foreign  Custodian.  In connection therewith,  BNY shall: (a) determine that assets of a Fund held by such Eligible

Foreign  Custodian  will be subject to reasonable  care,  based on the standards applicable to custodians in the relevant  market in which such Eligible  Foreign

Custodian operates, after considering all factors relevant to the safekeeping of such  assets,  including,  without  limitation,  those  contained  in  paragraph

(c)(1)(i)  through  (iv) of the Rule;  (b)  determine  that the  Fund's  foreign custody  arrangements  with each  Eligible  Foreign  Custodian are governed by a written  contract with the Custodian which will provide  reasonable care for the

Fund's assets based on the standards  specified in paragraph (c)(1) of the Rule;

(c)  determine  that each  contract  with an Eligible  Foreign  Custodian  shall include the provisions  specified in paragraph  (c)(2)(i)(A)  through (F) of the

Rule or,  alternatively,  in lieu of any or all of such (c)(2)(i)(A) through (F)

provisions,  such other  provisions as BNY  determines  will  provide,  in their entirety,  the same or a greater level of care and  protection for the assets of the Fund as such specified  provisions;  (d) monitor  pursuant to the Monitoring

System  the  appropriateness  of  maintaining  the  assets  of the  Fund  with a particular  Eligible Foreign Custodian  pursuant to paragraph (c)(1) of the Rule and the  performance  of the contract  governing  such  arrangement  pursuant to paragraph  (c)(2) of the Rule; (e) advise the Fund whenever BNY determines under the Monitoring System that an arrangement no longer meets the requirement of the

Rule or  there  has been  any  material  changes  in a  Fund's  foreign  custody arrangements (including a material change in the contract

<PAGE

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governing such  arrangement)  described in preceding  clause (d) no longer meets the requirements of the Rule; and (f) provide the Fund's Board at least annually and more  frequently as mutually  agreed  between the parties,  written  reports specifying placement of a Fund's assets with each Eligible Foreign Custodian.

     2. For purposes of preceding Section 1 of this Article, BNY's determination of  appropriateness  or of a material  change in an  arrangement,  respectively,

shall not include,  nor be deemed to include,  any  evaluation  of Country Risks associated  with  investment  in a  particular  country.  For  purposes  hereof,

"Country  Risks"  shall mean  systemic  risks of holding  assets in a particular country including but not limited to (a) an Eligible Foreign  Custodian's use of any depositories  that act as or operate a system or a transnational  system for the central  handling of securities  or any  equivalent  book-entries;  (b) such country's financial  infrastructure;  (c) such country's  prevailing custody and settlement practices;  (d) nationalization,  expropriation or other governmental actions;  (e)  regulation  of the banking or securities  industry;  (f) currency controls, restrictions,  devaluations or fluctuations; and (g) market conditions which affect the orderly  execution  of  securities  transactions  or affect the value of securities.

                                  ARTICLE IV.

                                 REPRESENTATIONS

     1. Each Fund  hereby  represents  that:  (a) this  Agreement  has been duly authorized, executed and delivered by such Fund, constitutes a valid and legally binding  obligation of the Fund enforceable in accordance with its terms, and no statute,  regulation,  rule,  order,  judgment or  contract  binding on the Fund prohibits  the Fund's  execution  or  performance  of this  Agreement;  (b) this

Agreement  has been  approved and ratified by the Board at a meeting duly called and at which a quorum was at all times present,  and (c) the Board or the Fund's investment  advisor has considered the Country Risks  associated with investment in each  Specified  Country  and will have  considered  such risks  prior to any settlement  instructions  being given to the Custodian with respect to any other country.

     2. BNY hereby represents that: (a) BNY is duly organized and existing under the laws of the State of New York, with full power to carry on its businesses as now conducted,  and to enter into this Agreement and to perform its  obligations hereunder;  (b) this Agreement has been duly authorized,  executed and delivered by BNY, constitutes a valid and legally binding obligation of BNY enforceable in accordance with its terms, and no statute,  regulation, rule, order, judgment or contract  binding  on BNY  prohibits  BNY's  execution  or  performance  of this

Agreement; and (c) BNY has established the Monitoring System.

<PAGE

>

                                   ARTICLE V.

                                 CONCERNING BNY

     1. BNY shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted  against a Fund with respect to custody of a Fund's  Foreign Assets (as defined in the Rule), except to the extent the same arises out of the failure of

BNY to  exercise  the care,  prudence  and  diligence  required  by Section 2 of

Article II hereof.  In no event shall BNY be liable to a Fund, the Board, or any third party for special,  indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement.

     2. Each Fund shall  indemnify BNY and hold it harmless from and against any and all costs, expenses,  damages,  liabilities or claims,  including attorneys'

and accountants'  fees,  sustained or incurred by, or asserted  against,  BNY by reason  or as a result  of any  action  or  inaction,  or  arising  out of BNY's performance  hereunder,  provided that no Fund shall indemnify BNY to the extent any such costs,  expenses,  damages,  liabilities  or claims arises out of BNY's failure to exercise the  reasonable  care,  prudence and  diligence  required by

Section 2 of Article II hereof.

     3. BNY shall  indemnify  each Fund and hold them  harmless from and against any and all direct damages  sustained or incurred by, or asserted  against,  the

Funds to the extent any such damages  arise out of BNY's failure to exercise the reasonable  care,  prudence  and  diligence  required by Section 2 of Article II hereof.

     4.  For  its  services  hereunder,  each  Fund  agrees  to pay to BNY  such compensation as shall be mutually agreed.

     5. BNY shall have only such duties as are expressly set forth herein. In no event shall BNY be liable for any Country Risks associated with investments in a particular country.

                                  ARTICLE VI.

                                  MISCELLANEOUS

     1. This Agreement  constitutes the entire  agreement  between each Fund and

BNY as a foreign  custody  manager,  and no provision  in the Custody  Agreement between the Funds and the Custodian  shall affect the duties and  obligations of

BNY hereunder,  nor shall any provision in this  Agreement  affect the duties or obligations of the Custodian under the Custody Agreement.

     2. Any notice or other  instrument  in writing,  authorized  or required by this Agreement to be given to BNY, shall be sufficiently given if received by it at its offices at 100 Church Street, 10th Floor, New York, New York 10286, or at

such other place as BNY may from time to time designate in writing.

<PAGE

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     3. Any notice or other  instrument  in writing,  authorized  or required by this Agreement to be given to a Fund shall be sufficiently  given if received by it at its  offices at c/o The  Vanguard  Group,  P.O.  Box 2600,  Valley  Forge,

Pennsylvania  19482, Attn:  Assistant  Treasurer,  or at such other place as the

Funds may from time to time designate in writing.

     4. In case any provision in or  obligation  under this  Agreement  shall be invalid,  illegal or unenforceable in any jurisdiction,  the validity,  legality and enforceability of the remaining  provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written  agreement  executed by the parties.  This Agreement shall extend to and shall be binding upon the parties hereto,  and their  respective  successors and assigns;  provided  however,  that this Agreement shall not be assignable by any party without the written consent of the other.

     5. This  Agreement  shall be construed in accordance  with the  substantive laws of the State of New York,  without  regard to conflicts of laws  principles thereof. Each Fund and BNY hereby consent to the jurisdiction of a federal court situated  in New York City,  New York in  connection  with any  dispute  arising hereunder.  Each Fund hereby irrevocably waives, to the fullest extent permitted by  applicable  law, any  objection  which it may now or  hereafter  have to the laying  of venue of any such  proceeding  brought  in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum.  Each Fund and BNY each hereby  irrevocably  waives any and all rights to trial  by  jury in any  legal  proceeding  arising  out of or  relating  to this

Agreement.

     6. The parties  hereto agree that in  performing  hereunder,  BNY is acting solely on behalf of the Funds and no contractual or service  relationship  shall be deemed to be established hereby between BNY and any other person by reason of this Agreement.

     7. This  Agreement  is  executed on behalf of the Board of Trustees of each

Fund as Trustees and not  individually and the obligations of this Agreement are not  binding  upon any of the  Trustees  or  shareholders  individually  but are binding only upon the assets and property of such Funds;  further, the assets of a particular  Series of such Fund shall under no  circumstances  be charged with liabilities  attributable  to any other Series of such Fund and that all persons extending  credit  to,  or  contracting  with or  having  any  claim  against  a particular  Series of such Fund shall look only to the assets of that particular

Series for payment of such credit, contract or claim.

     8. The parties hereto agree that each shall treat  confidentially the terms and conditions of this Agreement and all  information  provided by each party to the other regarding its business and operations.  All  confidential  information provided by a party hereto  shall be used by any other party  hereto  solely for the purpose of rendering or obtaining  services  pursuant to this Agreement and,

except as may be required in carrying

<PAGE

>

out this  Agreement,  shall not  authorize it to be disclosed to any third party without the prior consent of such providing  party.  The foregoing  shall not be applicable  to any  information  that is  publicly  available  when  provided or thereafter  becomes  publicly  available  other  than  through  a breach of this

Agreement,  or  that  is  required  to be  disclosed  by or  to  any  regulatory authority,  any  external  or  internal  accountant,  auditor or counsels of the parties hereto, by judicial or administration process or otherwise by applicable law, or to any  disclosure  made by a party if such party's  counsel has advised that such party  could be liable  under any  applicable  law or any  judicial or administrative order or process for a failure to make such disclosure.

     9. This  Agreement may be executed in any number of  counterparts,  each of which shall be deemed to be an original,  but such counterparts shall, together,

constitute only one instrument.

     10. This Agreement shall terminate  simultaneously  with the termination of the Custody Agreement between the Funds and the Custodian,  and may otherwise be terminated by any party giving to the other party a notice in writing specifying the date of such termination, which shall be not less than sixty (60) days after the date of such notice.

<PAGE

>

IN WITNESS WHEREOF,  the Funds and BNY have caused this Agreement to be executed by their respective  officers,  thereunto duly authorized,  as of the date first above written.

                               EACH FUND LISTED ON SCHEDULE II

                               By:  /S/ Robert Snowden

                               Title:   Assistant Treasurer

                               THE BANK OF NEW YORK

                               By:  /S/ Edward D. McGann

                               Title:   Vice President

<PAGE

>

                                   SCHEDULE II

                                  Funds/Series

FUND:                          Vanguard Admiral Funds

SERIES/TAX IDENTIFICATION NO.:     Vanguard Admiral Treasury Money Market Fund/

                                   23-2696041

FUND:                          Vanguard Fixed Income Securities Funds

SERIES/TAX IDENTIFICATION NO.:     Vanguard Intermediate-Term Corporate Fund/

                                   23-2735379

                                   Vanguard Intermediate-Term Treasury Fund/

                                   23-2659568

                                   Vanguard Long-Term Treasury Fund/23-2439151

                                   Vanguard Short-Term Corporate Fund/23-2439153

                                   Vanguard Short-Term Federal Fund/23-2483049

                                   Vanguard Short-Term Treasury Fund/23-2659567

FUND:                          Vanguard Horizon Funds

SERIES/TAX IDENTIFICATION NO.:     Vanguard Capital Opportunity Fund/23-2801528

                                   Vanguard Strategic Equity Fund/23-2787277

FUND:                          Vanguard Money Market Reserves

SERIES/TAX IDENTIFICATION NO.:     Vanguard Prime Money Market Fund/23-6607979

                                   Vanguard Federal Money Market Fund/23-2439136

FUND:                          Vanguard PRIMECAP Fund/23-2311358

FUND:                          Vanguard Treasury Fund

SERIES/TAX IDENTIFICATION NO.:     Vanguard Treasury Money Market Fund/

                                   23-2439140

FUND:                          Vanguard Variable Insurance Funds

SERIES/TAX IDENTIFICATION NO.:     Growth Portfolio/23-2719785

                                   Money Market Portfolio/23-2585135

                                   Short-Term Corporate Portfolio/23-2980466

FUND:                          Vanguard Whitehall Funds

SERIES/TAX IDENTIFICATION NO.:     Vanguard Selected Value Fund/23-2827110

<PAGE

>

                           SCHEDULE II - AMENDMENT #1

     The  following  is an amendment  ("Amendment")  to the Amended And Restated

Custody Agreement, dated June 19, 2001 (the "Agreement") by and between The Bank of New York ("Custodian") and each open-end management investment company listed on  Schedule II thereto  (each,  a "Fund",  collectively,  the  "Client").  This

Amendment  serves to  update  the names of the  Funds  listed  on  Schedule  II.

Custodian  and Client  hereby agree that all of the terms and  conditions as set forth in the Agreement are hereby  incorporated by reference with respect to the

Funds listed below.

Schedule II is hereby amended as follows:

FUND:                          Vanguard Admiral Funds

SERIES/TAX IDENTIFICATION NO.:     Vanguard Admiral Treasury Money Market Fund/

                                   23-2696041

FUND:                          Vanguard Fixed Income Securities Funds

SERIES/TAX IDENTIFICATION NO.:     Vanguard Intermediate-Term Corporate Fund/

                                   23-2735379

                                   Vanguard Intermediate-Term Treasury Fund/

                                   23-2659568

                                   Vanguard Long-Term Treasury Fund/23-2439151

                                   Vanguard Short-Term Corporate Fund/23-2439153

                                   Vanguard Short-Term Federal Fund/23-2483049

                                   Vanguard Short-Term Treasury Fund/23-2659567

FUND:                          Vanguard Horizon Funds

SERIES/TAX IDENTIFICATION NO.:     Vanguard Capital Opportunity Fund/23-2801528

                                   Vanguard Strategic Equity Fund/23-2787277

<PAGE

>

FUND:                          Vanguard Money Market Reserves

SERIES/TAX IDENTIFICATION NO.:     Vanguard Prime Money Market Fund/23-6607979

                                   Vanguard Federal Money Market Fund/23-2439136

FUND:                          Vanguard PRIMECAP Fund/23-2311358

FUND:                          Vanguard Treasury Fund

SERIES/TAX IDENTIFICATION NO.:     Vanguard Treasury Money Market Fund/

                                   23-2439140

FUND:                          Vanguard Variable Insurance Funds

SERIES/TAX IDENTIFICATION NO.:     Capital Growth Portfolio/55-0795775

                                   Growth Portfolio/23-2719785

                                   Money Market Portfolio/23-2585135

                                   Short-Term Corporate Portfolio/23-2980466

FUND:                          Vanguard Whitehall Funds

SERIES/TAX IDENTIFICATION NO.:     Vanguard Selected Value Fund/23-2827110

AGREED TO as of September 30, 2002 BY:

THE BANK OF NEW YORK                        Each Fund Listed on Schedule II

By:      /S/ Edward G. McGann               By:      /S/ Thomas J. Higgins

Name:    Edward G. McGann                   Name:    Thomas J. Higgins

Title:   Vice President                     Title:   Treasurer

         Mutual Funds Division

<PAGE

>

                           SCHEDULE II - AMENDMENT #1

     The following is an amendment  ("Amendment") to the Foreign Custody Manager

Agreement,  dated June 19, 2001 (the "Agreement") by and between The Bank of New

York  ("Custodian") and each open-end  management  investment  company listed on

Schedule II thereto (each, a "Fund", collectively, the "Client"). This Amendment serves to update the names of the Funds  listed on Schedule  II.  Custodian  and

Client  hereby  agree that all of the terms and  conditions  as set forth in the

Agreement are hereby  incorporated by reference with respect to the Funds listed below.

Schedule II is hereby amended as follows:

FUND:                          Vanguard Admiral Funds

SERIES/TAX IDENTIFICATION NO.:     Vanguard Admiral Treasury Money Market Fund/

                                   23-2696041

FUND:                          Vanguard Fixed Income Securities Funds

SERIES/TAX IDENTIFICATION NO.:     Vanguard Intermediate-Term Corporate Fund/

                                   23-2735379

                                   Vanguard Intermediate-Term Treasury Fund/

                                   23-2659568

                                   Vanguard Long-Term Treasury Fund/23-2439151

                                   Vanguard Short-Term Corporate Fund/23-2439153

                                   Vanguard Short-Term Federal Fund/23-2483049

                                   Vanguard Short-Term Treasury Fund/23-2659567

FUND:                          Vanguard Horizon Funds

SERIES/TAX IDENTIFICATION NO.:     Vanguard Capital Opportunity Fund/23-2801528

                                   Vanguard Strategic Equity Fund/23-2787277

<PAGE

>

FUND:                          Vanguard Money Market Reserves

SERIES/TAX IDENTIFICATION NO.:     Vanguard Prime Money Market Fund/23-6607979

                                   Vanguard Federal Money Market Fund/23-2439136

FUND:                          Vanguard PRIMECAP Fund/23-2311358

FUND:                          Vanguard Treasury Fund

SERIES/TAX IDENTIFICATION NO.:     Vanguard Treasury Money Market Fund/

                                   23-2439140

FUND:                          Vanguard Variable Insurance Funds

SERIES/TAX IDENTIFICATION NO.:     Capital Growth Portfolio/55-0795775

                                   Growth Portfolio/23-2719785

                                   Money Market Portfolio/23-2585135

                                   Short-Term Corporate Portfolio/23-2980466

FUND:                          Vanguard Whitehall Funds

SERIES/TAX IDENTIFICATION NO.:     Vanguard Selected Value Fund/23-2827110

AGREED TO as of September 30, 2002 BY:

THE BANK OF NEW YORK                        Each Fund Listed on Schedule II

By:      /S/ Edward G. McGann               By:      /S/ Thomas J. Higgins

Name:    Edward G. McGann                   Name:    Thomas J. Higgins

Title:   Vice President                     Title:   Treasurer

         Mutual Funds Division

<PAGE

>

                           SCHEDULE II - AMENDMENT #2

     The  following  is an amendment  ("Amendment")  to the Amended and Restated

Custody Agreement, dated June 19, 2001 (the "Agreement") by and between The Bank of New York ("Custodian") and each open-end management investment company listed on  Schedule II thereto  (each,  a "Fund",  collectively,  the  "Client").  This

Amendment  serves to  update  the names of the  Funds  listed  on  Schedule  II.

Custodian  and Client  hereby agree that all of the terms and  conditions as set forth in the Agreement are hereby  incorporated by reference with respect to the

Funds listed below.

Schedule II is hereby amended as follows:

Fund:                           Vanguard Admiral Funds

Series/Tax Identification No.:      Vanguard Admiral Treasury Money Market Fund/

                                    23-2696041

Fund:                           Vanguard CMT Funds

Series/Tax Identification No.:      Vanguard Market Liquidity Fund/20-0961056

                                    Vanguard Yorktown Liquidity Fund/20-0961006

Fund:                           Vanguard Fixed Income Securities Funds

Series/Tax Identification No.:      Vanguard Intermediate-Term Corporate Fund/

                                    23-2735379

                                    Vanguard Intermediate-Term Treasury Fund/

                                    23-2659568

                                    Vanguard Long-Term Treasury Fund/23-2439151

                                    Vanguard Short-Term Corporate Fund/

                                    23-2439153

                                    Vanguard Short-Term Federal Fund/23-2483049

                                    Vanguard Short-Term Treasury Fund/23-2659567

Fund:                           Vanguard Horizon Funds

Series/Tax Identification No.:      Vanguard Capital Opportunity Fund/23-2801528

                                    Vanguard Strategic Equity Fund/23-2787277

Fund:                           Vanguard Money Market Reserves

Series/Tax Identification No.:      Vanguard Prime Money Market Fund/23-6607979

                                    Vanguard Federal Money Market Fund/

                                    23-2439136

Fund:                           Vanguard PRIMECAP Fund/23-2311358

Fund:                           Vanguard Treasury Fund

Series/Tax Identification No.:      Vanguard Treasury Money Market Fund/

                                    23-2439140

Fund:                           Vanguard Variable Insurance Funds

Series/Tax Identification No.:      Capital Growth Portfolio/55-0795775

                                    Growth Portfolio/23-2719785

                                    Money Market Portfolio/23-2585135

                                    Short-Term Corporate Portfolio/23-2980466

Fund:                           Vanguard Whitehall Funds

Series/Tax Identification No.:      Vanguard Selected Value Fund/23-2827110

AGREED TO as of May 21, 2004 BY:

THE BANK OF NEW YORK                        Each Fund Listed on Schedule II

By:      /S/ Edward G. McGann               By:  /S/ THOMAS J. HIGGINS

Name:        Edward G. McGann               Name:    Thomas J. Higgins

Title:       Vice President                 Title:   Treasurer

<PAGE

>

                           SCHEDULE II - AMENDMENT #3

     The  following  is an amendment  ("Amendment")  to the Amended and Restated

Custody Agreement, dated June 19, 2001 (the "Agreement") by and between The Bank of New York ("Custodian") and each open-end management investment company listed on  Schedule II thereto  (each,  a "Fund",  collectively,  the  "Client").  This

Amendment  serves to  update  the names of the  Funds  listed  on  Schedule  II.

Custodian  and Client  hereby agree that all of the terms and  conditions as set forth in the Agreement are hereby  incorporated by reference with respect to the

Funds listed below.

Schedule II is hereby amended as follows:

Fund:                           Vanguard Admiral Funds

Series/Tax Identification No.:      Vanguard Admiral Treasury Money Market Fund/

                                    23-2696041

Fund:                           Vanguard Chester Funds

                                    Vanguard PRIMECAP Fund/23-2311358

Fund:                           Vanguard CMT Funds

Series/Tax Identification No.:      Vanguard Market Liquidity Fund/20-0961056

                                    Vanguard Yorktown Liquidity Fund/20-0961006

Fund:                           Vanguard Fenway Funds

Series/Tax Identification No.:      Vanguard PRIMECAP Core Fund/20-1689237

Fund:                           Vanguard Fixed Income Securities Funds

Series/Tax Identification No.:      Vanguard Intermediate-Term Corporate Fund/

                                    23-2735379

                                    Vanguard Intermediate-Term Treasury Fund/

                                    23-2659568

                                    Vanguard Long-Term Treasury Fund/23-2439151

                                    Vanguard Short-Term Corporate Fund/

                                    23-2439153

<PAGE

>

                                     Vanguard Short-Term Federal Fund/23-2483049

                                     Vanguard Short-Term Treasury Fund/

                                     23-2659567

Fund:                           Vanguard Horizon Funds

Series/Tax Identification No.:       Vanguard Capital Opportunity Fund/

                                     23-2801528

                                     Vanguard Strategic Equity Fund/23-2787277

Fund:                           Vanguard Money Market Reserves

Series/Tax Identification No.:       Vanguard Prime Money Market Fund/23-6607979

                                     Vanguard Federal Money Market Fund/

                                     23-2439136

Fund:                           Vanguard Treasury Fund

Series/Tax Identification No.:       Vanguard Treasury Money Market Fund/

                                     23-2439140

Fund:                           Vanguard Variable Insurance Funds

Series/Tax Identification No.:       Capital Growth Portfolio/55-0795775

                                     Growth Portfolio/23-2719785

                                     Money Market Portfolio/23-2585135

                                     Short-Term Corporate Portfolio/23-2980466

Fund:                           Vanguard Whitehall Funds

Series/Tax Identification No.:       Vanguard Selected Value Fund/23-2827110

AGREED TO as of December __, 2004 BY:

THE BANK OF NEW YORK                        Each Fund Listed on Schedule II

By:      /s/ Edward G. McGann               By:     /s/ Thomas J. Higgins

Name:    Edward G. McGann                   Name:   Thomas J. Higgins

Title:   Managing Director                  Title:  Treasurer

<PAGE

>

                           SCHEDULE II - AMENDMENT #4

     The  following  is an amendment  ("Amendment")  to the Amended and Restated

Custody Agreement, dated June 19, 2001 (the "Agreement") by and between The Bank of New York ("Custodian") and each open-end management investment company listed on  Schedule II thereto  (each,  a "Fund",  collectively,  the  "Client").  This

Amendment  serves to  update  the names of the  Funds  listed  on  Schedule  II.

Custodian  and Client  hereby agree that all of the terms and  conditions as set forth in the Agreement are hereby  incorporated by reference with respect to the

Funds listed below.

Schedule II is hereby amended as follows:

Fund:                            Vanguard Admiral Funds

Series/Tax Identification No.:   Vanguard Admiral Treasury Money Market Fund/

                                 23-2696041

Fund:                            Vanguard Chester Funds

                                 Vanguard PRIMECAP Fund/23-2311358

Fund:                            Vanguard CMT Funds

Series/Tax Identification No.:   Vanguard Market Liquidity Fund/20-0961056

                                 Vanguard Yorktown Liquidity Fund/20-0961006

Fund:                            Vanguard Fenway Funds

Series/Tax Identification No.:   Vanguard PRIMECAP Core Fund/20-1689237

Fund:                            Vanguard Fixed Income Securities Funds

Series/Tax Identification No.:   Vanguard Intermediate-Term Corporate Fund/

                                 23-2735379

                                 Vanguard Intermediate-Term Treasury Fund/

                                 23-2659568

                                 Vanguard Long-Term Treasury Fund/23-2439151

                                 Vanguard Short-Term Corporate Fund/23-2439153

                                 Vanguard Short-Term Federal Fund/23-2483049

                                 Vanguard Short-Term Treasury Fund/23-2659567

<PAGE

>

Fund:                            Vanguard Horizon Funds

Series/Tax Identification No.:   Vanguard Capital Opportunity Fund/23-2801528

                                 Vanguard Strategic Equity Fund/23-2787277

                                 Vanguard Strategic Small-Cap Equity Fund/

                                 20-4234046

Fund:                            Vanguard Money Market Reserves

Series/Tax Identification No.:   Vanguard Prime Money Market Fund/23-6607979

                                 Vanguard Federal Money Market Fund/23-2439136

Fund:                            Vanguard Treasury Fund

Series/Tax Identification No.:   Vanguard Treasury Money Market Fund/

                                 23-2439140

Fund:                            Vanguard Variable Insurance Funds

Series/Tax Identification No.:   Capital Growth Portfolio/55-0795775

                                 Growth Portfolio/23-2719785

                                 Money Market Portfolio/23-2585135

                                 Short-Term Corporate Portfolio/23-2980466

Fund:                            Vanguard Whitehall Funds

Series/Tax Identification No.:   Vanguard Selected Value Fund/23-2827110

<PAGE

>

AGREED TO as of March ___, 2006, BY:

THE BANK OF NEW YORK                      Each Fund Listed on Schedule II

By:      Edward G. McGann                 By:      Thomas J. Higgins

Name:    EDWARD G. MCGANN                 Name:    THOMAS J. HIGGINS

Title:   MANAGING DIRECTOR                Title:   TREASURER

<PAGE

>

                        SCHEDULE II - AMENDMENT #5

         The following is an amendment ("Amendment") to the Amended and Restated

Custody Agreement, dated June 19, 2001 (the "Agreement") by and between The Bank of New York ("Custodian") and each open-end management investment company listed on Schedule II thereto (each, a "Fund", collectively, the "Client"). This

Amendment serves to update the names of the Funds listed on Schedule II.

Custodian and Client hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the

Funds listed below.

Schedule II is hereby amended as follows:

Fund:                            Vanguard Admiral Funds

Series/Tax Identification No.:   Vanguard Admiral Treasury Money Market Fund/

                                 23-2696041

Fund:                            Vanguard Chester Funds

                                 Vanguard PRIMECAP Fund/23-2311358

Fund:                            Vanguard CMT Funds

Series/Tax Identification No.:   Vanguard Market Liquidity Fund/20-0961056

                                 Vanguard Yorktown Liquidity Fund/20-0961006

Fund:                            Vanguard Fenway Funds

Series/Tax Identification No.:   Vanguard PRIMECAP Core Fund/20-1689237

Fund:                            Vanguard Fixed Income Securities Funds

Series/Tax Identification No.:   Vanguard Intermediate-Term Corporate Fund/

                                 23-2735379

                                 Vanguard Intermediate-Term Treasury Fund/

                                 23-2659568

                                 Vanguard Long-Term Treasury Fund/23-2439151

                                 Vanguard Short-Term Corporate Fund/23-2439153

                                 Vanguard Short-Term Federal Fund/23-2483049

<PAGE

>

                                 Vanguard Short-Term Treasury Fund/23-2659567

Fund:                            Vanguard Horizon Funds

Series/Tax Identification No.:   Vanguard Capital Opportunity Fund/23-2801528

                                 Vanguard Strategic Equity Fund/23-2787277

                                 Vanguard Strategic Small-Cap Equity Fund/

                                 20-4234046

Fund:                            Vanguard Money Market Reserves

Series/Tax Identification No.:   Vanguard Prime Money Market Fund/23-6607979

                                 Vanguard Federal Money Market Fund/23-2439136

Fund:                            Vanguard Quantitative Funds

Series/Tax Identification No.:   Vanguard Structured Large-Cap Equity Fund/

                                 20-4457289

Fund:                            Vanguard Treasury Fund

Series/Tax Identification No.:   Vanguard Treasury Money Market Fund/

                                 23-2439140

Fund:                            Vanguard Variable Insurance Funds

Series/Tax Identification No.:   Capital Growth Portfolio/55-0795775

                                 Growth Portfolio/23-2719785

                                 Money Market Portfolio/23-2585135

                                 Short-Term Corporate Portfolio/23-2980466

Fund:                            Vanguard Whitehall Funds

Series/Tax Identification No.:   Vanguard Selected Value Fund/23-2827110

AGREED TO as of March 27, 2006, BY:

<PAGE

>

THE BANK OF NEW YORK                      Each Fund Listed on Schedule II

By:      Edward G. McGann                 By:      Thomas J. Higgins

Name:    EDWARD G. MCGANN                 Name:    THOMAS J. HIGGINS

Title:   MANAGING DIRECTOR                Title:   TREASURER

                                   SCHEDULE II - AMENDMENT #6

         The following is an amended and restated Schedule II ("Amendment") to the Amended and Restated Custody Agreement, dated June 19, 2001 (the

"Agreement"), by and between The Bank of New York Mellon (previously The Bank of

New York) ("Custodian") and each open-end management investment company listed on Schedule II thereto (each, a "Fund"). This Amendment serves to update

Schedule II. Custodian and the Funds hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Funds listed below.

Schedule II is hereby amended as follows:

Fund:                                   Vanguard Admiral Funds

Series/Tax Identification No.:      Vanguard Admiral Treasury Money Market Fund/

                                            23-2696041

Fund:                                   Vanguard Chester Funds

Series/Tax Identification No.:      Vanguard PRIMECAP Fund/23-2311358

Fund:                                   Vanguard CMT Funds

Series/Tax Identification No.:      Vanguard Market Liquidity Fund/20-0961056

Fund:                                   Vanguard Fenway Funds

Series/Tax Identification No.:      Vanguard PRIMECAP Core Fund/20-1689237

Fund:                                   Vanguard Fixed Income Securities Funds

Series/Tax Identification No.:       Vanguard Intermediate-Term

                                     Investment-Grade Fund/

                                            23-2735379

                                    Vanguard Intermediate-Term Treasury Fund/

                                            23-2659568

                                    Vanguard Long-Term Treasury Fund/23-2439151

                                    Vanguard Short-Term Investment-Grade Fund/

                                            23-2439153

                                    Vanguard Short-Term Federal Fund/23-2483049

                                    Vanguard Short-Term Treasury Fund/23-2659567

<PAGE

>

Fund:                                   Vanguard Horizon Funds

Series/Tax Identification No.:      Vanguard Capital Opportunity Fund/23-2801528

                                    Vanguard Strategic Equity Fund/23-2787277

                                    Vanguard Strategic Small-Cap Equity Fund/

                                            20-4234046

Fund:                                    Vanguard Money Market Reserves

Series/Tax Identification No.:      Vanguard Prime Money Market Fund/23-6607979

                                    Vanguard Federal Money Market Fund/

                                            23-2439136

Fund:                                       Vanguard Quantitative Funds

Series/Tax Identification No.:      Vanguard Structured Large-Cap Equity Fund/

                                            20-4457289

                                     Vanguard Structured Broad Market Fund/

                                            20-5380815

                                     Vanguard Structured Large-Cap Growth Fund/

                                           20-5380863

                                     Vanguard Structured Large-Cap Value Fund/

                                        20-5940857

Fund:                                   Vanguard Treasury Fund

Series/Tax Identification No.:      Vanguard Treasury Money Market Fund/

                                            23-2439140

                                    Vanguard Treasury Money Market II Fund/

                                            26-3388067

Fund:                                   Vanguard Variable Insurance Funds

       Series/Tax Identification No.:

                                    Capital Growth Portfolio/55-0795775

                                     Growth Portfolio/23-2719785

                                     Money Market Portfolio/23-2585135

                                     Short-Term Investment-Grade Portfolio/

                                            23-2980466

Fund:                                   Vanguard Whitehall Funds

Series/Tax Identification No.:      Vanguard Selected Value Fund/23-2827110

AGREED TO as of the 24th day of September, 2008, BY:

THE BANK OF NEW YORK MELLON                 Each Fund Listed on Schedule II

By:     /s/ Bruce L. Baumann                      By:    /s/ Thomas J. Higgins

Name:    Bruce L. Baumann                         Name:    Thomas J. Higgins

Title:   Vice President                           Title:   Treasurer

<PAGE

>

                           SCHEDULE II - AMENDMENT #7

         The following is an amended and restated Schedule II ("Amendment") to the Amended and Restated Custody Agreement, dated June 19, 2001 (the

"Agreement"), by and between The Bank of New York Mellon (previously The Bank of

New York) ("Custodian") and each open-end management investment company listed on Schedule II thereto (each, a "Fund"). This Amendment serves to update

Schedule II. Custodian and the Funds hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Funds listed below.

<TABLE

>

<CAPTION

>

Schedule II is hereby amended as follows:

                                    <C

>

Fund:                               Vanguard Admiral Funds

Series/Tax Identification No.:      Vanguard Admiral Treasury Money Market Fund/

                                    23-2696041

Fund:                               Vanguard Chester Funds

Series/Tax Identification No.:      Vanguard PRIMECAP Fund/23-2311358

Fund:                               Vanguard CMT Funds

Series/Tax Identification No.:      Vanguard Market Liquidity Fund/20-0961056

Fund:                               Vanguard Fenway Funds

Series/Tax Identification No.:      Vanguard PRIMECAP Core Fund/20-1689237

Fund:                               Vanguard Fixed Income Securities Funds

Series/Tax Identification No.:      Vanguard Intermediate-Term Investment-Grade Fund/

                                    23-2735379

                                    Vanguard Intermediate-Term Treasury Fund/

                                    23-2659568

                                    Vanguard Long-Term Treasury Fund/23-2439151

                                    Vanguard Short-Term Investment-Grade Fund/23-2439153

                                    Vanguard Short-Term Federal Fund/23-2483049

                                    Vanguard Short-Term Treasury Fund/23-2659567

</TABLE

>

<PAGE

>

<TABLE

>

<CAPTION

>

                                    <C

>

Fund:                               Vanguard Horizon Funds

Series/Tax Identification No.:      Vanguard Capital Opportunity Fund/23-2801528

                                    Vanguard Strategic Equity Fund/23-2787277

                                    Vanguard Strategic Small-Cap Equity Fund/20-4234046

Fund:                               Vanguard Money Market Reserves

Series/Tax Identification No.:      Vanguard Prime Money Market Fund/23-6607979

                                    Vanguard Federal Money Market Fund/23-2439136

Fund:                               Vanguard Quantitative Funds

Series/Tax Identification No.:      Vanguard Structured Large-Cap Equity Fund/20-4457289

                                    Vanguard Structured Broad Market Fund/20-5380815

                                    Vanguard Structured Large-Cap Growth Fund/20-5380863

                                    Vanguard Structured Large-Cap Value Fund/20-5940857

Fund:                               Vanguard Variable Insurance Funds

Series/Tax Identification No.:      Capital Growth Portfolio/55-0795775

                                    Growth Portfolio/23-2719785

                                    Money Market Portfolio/23-2585135

                                    Short-Term Investment-Grade Portfolio/23-2980466

Fund:                               Vanguard Whitehall Funds

Series/Tax Identification No.:      Vanguard Selected Value Fund/23-2827110

</TABLE

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AGREED TO as of the __21___ day of August, 2009, BY:

<TABLE

>

<CAPTION

>

                                            <C

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THE BANK OF NEW YORK MELLON                 Each Fund Listed on Schedule II

By:      /s/ Peter D. Holland               By:      /s/ Kathryn J. Hyatt

Name:    Peter D. Holland                   Name:    Kathryn J. Hyatt

Title:   Managing Director                  Title:   Treasurer

</TABLE

>

                      SCHEDULE II - AMENDMENT #8

The following is an amended and restated Schedule II ("Amendment") to the

Amended and Restated Custody Agreement, dated June 19, 2001 (the "Agreement"),

by and between The Bank of New York Mellon (previously The Bank of New York)

("Custodian") and each open-end management investment company listed on

Schedule II thereto (each, a "Fund").  This Amendment serves to update

Schedule II.  Custodian and the Funds hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Funds listed below.

<TABLE

>

<CAPTION

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Schedule II is hereby amended as follows:

                                    <C

>

Fund:                                            Vanguard Admiral Funds

Series/Tax Identification No.:    Vanguard Admiral Treasury Money Market Fund/23-2696041

Fund:                                            Vanguard Chester Funds

Series/Tax Identification No.:    Vanguard PRIMECAP Fund/23-2311358

Fund:                                            Vanguard CMT Funds

Series/Tax Identification No.:    Vanguard Market Liquidity Fund/20-0961056

Fund:                                            Vanguard Fenway Funds

Series/Tax Identification No.:    Vanguard PRIMECAP Core Fund/20-1689237

Fund:                                            Vanguard Fixed Income Securities Funds

Series/Tax Identification No.:    Vanguard Intermediate-Term Investment-Grade Fund/23-2735379

                                            Vanguard Intermediate-Term Treasury Fund/23-2659568

                                            Vanguard Long-Term Treasury Fund/23-2439151

                                            Vanguard Short-Term Investment-Grade Fund/23-2439153

                                                            Vanguard Short-Term Federal Fund/23-2483049

                                                            Vanguard Short-Term Treasury Fund/23-2659567

Fund:                                            Vanguard Horizon Funds

Series/Tax Identification No.:    Vanguard Capital Opportunity Fund/23-2801528

                                        Vanguard Strategic Equity Fund/23-2787277

                                        Vanguard Strategic Small-Cap Equity Fund/20-4234046

Fund:                                            Vanguard Money Market Reserves

Series/Tax Identification No.:    Vanguard Prime Money Market Fund/23-6607979

                                                            Vanguard Federal Money Market Fund/23-2439136

Fund:                                            Vanguard Quantitative Funds

Series/Tax Identification No.:            Vanguard Structured Large-Cap Equity Fund/20-4457289

                                                            Vanguard Structured Broad Market Fund/20-5380815

                                                            Vanguard Structured Large-Cap Growth Fund/20-5380863

                                                            Vanguard Structured Large-Cap Value Fund/20-5940857

Fund:    Vanguard Scottsdale Funds

Series/Tax Identification No.:

Vanguard Explorer Value Fund/27-1663550

Fund:

Vanguard Variable Insurance Funds

Series/Tax Identification No.:

Capital Growth Portfolio/55-0795775

Growth Portfolio/23-2719785

Money Market Portfolio/23-2585135

Short-Term Investment-Grade Portfolio/23-2980466

Fund:                                           Vanguard Whitehall Funds

Series/Tax Identification No.:            Vanguard Selected Value Fund/23-2827110

AGREED TO as of the _____ day of March, 2010, BY:

THE BANK OF NEW YORK MELLON                   Each Fund Listed on Schedule II

By:                                         By:      /s/Jean E. Drabick

Name:                                       Name:    Jean E. Drabick

Title:                                      Title:   Assistant Treasurer

   SCHEDULE II – AMENDMENT #9

The following is an amended and restated Schedule II (“Amendment”) to the Amended and Restated Custody Agreement, dated June 19, 2001 (the “Agreement”), by and between The Bank of New York Mellon (previously The Bank of New York) (“Custodian”) and each open-end management investment company listed on Schedule II thereto (each, a “Fund”).  This Amendment serves to update  Schedule II.  Custodian and the Funds hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Funds listed below. Schedule II is hereby amended as follows:

Fund: Vanguard Admiral Funds

Series/Tax Identification No.:

Vanguard Admiral Treasury Money Market Fund/23-2696041

Fund: Vanguard Chester Funds

Series/Tax Identification No.: Vanguard PRIMECAP Fund/23-2311358

Fund: Vanguard CMT Funds

Series/Tax Identification No.: Vanguard Market Liquidity Fund/20-0961056

Fund: Vanguard Fenway Funds

Series/Tax Identification No.: Vanguard PRIMECAP Core Fund/20-1689237

Fund: Vanguard Fixed Income Securities

Funds Series/Tax Identification No.:

Vanguard Intermediate-Term Investment-Grade Fund/ 23-2735379

Vanguard Intermediate-Term Treasury Fund/ 23-2659568

Vanguard Long-Term Treasury Fund/23-2439151

Vanguard Short-Term Investment-Grade Fund/23-2439153

Vanguard Short-Term Federal Fund/23-2483049

Vanguard Short-Term Treasury Fund/23-2659567

Fund: Vanguard Horizon Funds

Series/Tax Identification No.:

Vanguard Capital Opportunity Fund/23-281528

Vanguard Strategic Equity Fund/23-2787277

Vanguard Strategic Small-Cap Equity Fund/20-4234046

Fund: Vanguard Money Market Reserves

Series/Tax Identification No.:

Vanguard Prime Money Market Fund/23-6607979

Vanguard Federal Money Market Fund/23-2439136

Fund: Vanguard Quantitative Funds

Series/Tax Identification No.:

Vanguard Structured Large-Cap Equity Fund/20-4457289

Vanguard Structured Broad Market Fund/20-5380815

Vanguard Structured Large-Cap Growth Fund/20-5380863

Vanguard Structured Large-Cap Value Fund/20-5940857

Fund: Vanguard Scottsdale Funds

Series/Tax Identification No.:

Vanguard Explorer Value Fund/27-1663550

Vanguard Russell 1000 Index Fund/27-2939873

Vanguard Russell 1000 Value Index Fund/27-2939962

Vanguard Russell 1000 Growth Index Fund/27-2940030

Vanguard Russell 2000 Index Fund/27-2940100

Vanguard Russell 2000 Value Index Fund/27-2940202

Vanguard Russell 2000 Growth Index Fund/27-2940282

Vanguard Russell 3000 Index Fund/27-2940415

Fund: Vanguard Variable Insurance Funds

Series/Tax Identification No.:

Capital Growth Portfolio/55-0795775

Growth Portfolio/23-2719785

Money Market Portfolio/23-2585135

Short-Term Investment-Grade Portfolio/23-2980466

Fund:    Vanguard Whitehall Funds

Series/Tax Identification No.:

Vanguard Selected Value Fund/23-2827110

Vanguard High Dividend Yield Index Fund/20-5596733

AGREED TO as of the _____ day of August, 2010,

BY: THE BANK OF NEW YORK MELLON      Each Fund Listed on Schedule II

By:     /s/_________________         By: /s/__________________

Name:   Peter D. Holland             Name: Jean E. Drabick

Title:  Managing Drirector           Title:  Assistant Treasurer